                                                               Exhibit 99.(b)(4)


ARROWTREE APARTMENTS                                               ACTUAL
NET CASH FLOW                                                      1/25/95-         1996
"HOLD SCENERIO"  5 YEARS            ACTUAL         ACTUAL          12/31/95         BUDGET             PROJ             PROJ
                                -------------------------------------------------------------------------------------------------
                                     1993           1994          FISCAL YR         YEAR 1            YEAR 2           YEAR 3
                                -------------------------------------------------------------------------------------------------
RENT POTENTIAL                    775,440          808,740          843,640          877,860          904,196          931,322
  % increase                         3.00%            4.29%            4.32%            4.06%            3.00%            3.00%
+/- POTENTIAL                      (7,350)         (27,917)         (30,280)         (32,902)         (21,393)         (18,911)
  %increase                          0.95%            3.45%            3.59%            3.75%            2.37%            2.03%
CONCESSIONS                       (38,712)         (15,142)          (5,452)          (8,500)          (9,042)          (9,313)
  %                                  4.99%            1.87%            0.65%            0.97%            1.00%            1.00%
VACANCY                           (58,029)         (48,890)         (35,691)         (23,145)         (45,210)         (46,566)
  %                                  7.48%            6.05%            4.23%            2.64%            5.00%            5.00%
DELINQUENT                        (16,118)           1,599           (1,134)          (4,860)          (2,125)          (2,189)
  %                                  2.37%           -0.21%            0.14%            0.57%            0.25%            0.25%
---------------------------------------------------------------------------------------------------------------------------------
      RENTAL INCOME               655,231          718,390          771,083          808,453          826,426          854,342
OTHER INCOME                       43,465           32,470           22,014           23,828           24,543           25,279
  % increase                         3.00%          -25.30%          -32.20%            8.24%            3.00%            3.00%
SPECIAL OPERATIONS
  % increase                         2.00%
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL INCOME                698,696          750,860          793,097          832,281          850,969          879,622
---------------------------------------------------------------------------------------------------------------------------------
CONTROLLABLE COSTS                195,208          205,450          189,061          193,976          199,795          205,789
  % increase                         3.00%            5.25%           -7.98%            2.60%            3.00%            3.00%
MANAGEMENT FEES                    20,207           34,141           39,655           41,614           42,548           43,981
  % increase                         5.00%           68.96%           16.15%            4.94%            2.25%            3.37%
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES                          57,645           57,952           56,048           60,609           62,427           64,300
  % increase                         3.00%            0.53%           -3.29%            8.14%            3.00%            3.00%
TAXES                             101,643           94,107           81,782           84,960           89,208           93,668
  % increase                         5.00%           -7.41%          -13.10%            3.89%            5.00%            5.00%
INSURANCE                          16,974           18,037           16,456           17,109           17,622           18,151
  % increase                         3.00%            6.26%           -8.77%            3.97%            3.00%            3.00%
---------------------------------------------------------------------------------------------------------------------------------
OVERHEAD                          176,262          170,096          154,286          162,678          169,258          176,119
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES              391,677          409,687          383,002          398,268          411,601          425,890
---------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME              307,019          341,173          410,095          434,013          439,367          453,732
                                                     11.12%           20.20%            5.83%            1.23%            3.27%
DEF MAINT/CAP IMPV/Per Unit 500    94,442          177,026          128,753           57,695           57,000           58,710
  % increase                         3.00%
---------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW B/DEBT SERV         212,577          164,147          281,342          376,318          382,367          395,022
DEBT SERVICE PAID                       0         (166,632)        (166,632)
---------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW A/DEBT              212,577           (2,485)         114,710


ARROWTREE APARTMENTS
NET CASH FLOW
"HOLD SCENERIO"  5 YEARS           PROJ              PROJ
                               -----------------------------
                                  YEAR 4            YEAR 5
                               -----------------------------
RENT POTENTIAL                    959,261          988,039
  % increase                         3.00%            3.00%
+/- POTENTIAL                     (18,698)         (19,063)
  %increase                          1.95%            1.93%
CONCESSIONS                        (9,593)          (9,880)
  %                                  1.00%            1.00%
VACANCY                           (47,963)         (49,402)
  %                                  5.00%            5.00%
DELINQUENT                         (2,254)          (2,322)
  %                                  0.25%            0.25%
------------------------------------------------------------
      RENTAL INCOME               880,754          907,372
OTHER INCOME                       26,037           26,819
  % increase                         3.00%            3.00%
SPECIAL OPERATIONS
  % increase
------------------------------------------------------------
      TOTAL INCOME                906,791          934,190
------------------------------------------------------------
CONTROLLABLE COSTS                211,963          218,322
  % increase                         3.00%            3.00%
MANAGEMENT FEES                    45,340           46,710
  % increase                         3.09%            3.02%
------------------------------------------------------------
UTILITIES                          66,229           68,216
  % increase                         3.00%            3.00%
TAXES                              98,352          103,269
  % increase                         5.00%            5.00%
INSURANCE                          18,695           19,256
  % increase                         3.00%            3.00%
------------------------------------------------------------
OVERHEAD                          183,276          190,742
------------------------------------------------------------
      TOTAL EXPENSES              440,579          455,773
------------------------------------------------------------
NET OPERATING INCOME              466,212          478,417
                                     2.75%            2.62%
DEF MAINT/CAP IMPV/Per Unit 500    60,471           62,285
  % increase
------------------------------------------------------------
NET CASH FLOW B/DEBT SERV         405,741          416,132
DEBT SERVICE PAID
------------------------------------------------------------
NET CASH FLOW A/DEBT


                   T-12 IS BASED ON 1995 PROPERTY TAX EXPENSE

ARROWTREE APARTMENTS
RATIOS/PER UNIT AND PER SQ FT COMPARISONS
"HOLD SCENERIO"  5 YEARS

                                                                 ACTUAL
                                                                1/25/95-       1996
                                                    ACTUAL      12/31/95      BUDGET      PROJ       PROJ       PROJ        PROJ
                                                 --------------------------------------------------------------------------------
                                                     1994      FISCAL YR      YEAR 1     YEAR 2     YEAR 3     YEAR 4      YEAR 5
                                                 --------------------------------------------------------------------------------
RENT POTENTIAL LESS CONCESSIONS PER UNIT             580            613          635        654        674        694         715
RENT POTENTIAL INCREASE PER UNIT                                                  23         19         20         20          21
RENT POTENTIAL LESS CONCESSIONS PER SQ.FT.        $ 0.52         $ 0.55       $ 0.57     $ 0.59     $ 0.61     $ 0.63      $ 0.65
REVENUES/SQ.FT.                                   $ 0.50           0.52       $ 0.55     $ 0.56     $ 0.58     $ 0.60      $ 0.62
EXPENSES PER UNIT                                  3,594          3,360        3,494      3,611      3,736      3,865       3,998
EXPENSES SQ.FT.                                   $ 3.24         $ 3.03       $ 3.15     $ 3.26     $ 3.37     $ 3.49      $ 3.61
CONTROLLABLE EXPENSES PER UNIT                     1,802          1,658        1,702      1,753      1,805      1,859       1,915
CONTROLLABLE EXPENSES PER SQ FT                   $ 1.63         $ 1.50       $ 1.54     $ 1.58     $ 1.63     $ 1.68      $ 1.73
OVERHEAD PER UNIT                                  1,492          1,353        1,427      1,485      1,545      1,608       1,673
OVERHEAD PER SQ FT                                $ 1.35         $ 1.22       $ 1.29     $ 1.34     $ 1.39     $ 1.45      $ 1.51
EXPENSE TO REVENUE RATIO                           54.56%         48.29%       47.85%     48.37%     48.42%     48.59%      48.79%
NOI PER UNIT                                       2,993          3,597        3,807      3,854      3,980      4,090       4,197
DEF MAINT/CAP X PER UNIT                           1,553          1,129          506        500        515        530         546
----------------------------------------------------------------------------------------------------------------------------------
CURRENT EFFECTIVE RENT RATE
BEGINNING "RENT ROLL" @ 1/1/96


                                                     SQUARE        RENTAL       RENT/        TOTAL        TOTAL
               UNIT TYPE              NUMBER          FEET          RATE        SQ FT        SQ FT        RENT
            One-bdrm/One Bth               9           690           470       $   0.68      6,210       $ 4,230
            One-Bdrm/One Bth              18           866           500       $   0.58     15,588       $ 9,000
          Two-Bdrm/One1/2Bth              29         1,098           605       $   0.55     31,842       $17,545
          Two-Bdrm/One1/2Bth              22         1,200           705       $   0.59     26,400       $15,510
Three-Bdrm/One & 2-1/2's Bth               1         1,300           725       $   0.56      1,300       $   725
Three-Bdrm/One & 2-1/2's Bth               7         1,222           695       $   0.57      8,554       $ 4,865
Three-Bdrm/One & 2-1/2's Bth              28         1,300           760       $   0.58     36,400       $21,280

                       TOTAL             114

WEIGHTED AVE                                         1,108          $642       $   0.58    126,294      $ 73,155   per mth
                                                                                                        $877,860   per year

ARROWTREE APARTMENTS                                                                     S/(U)      S/(U)      S/(U)      S/(U)
SOURCES & USES OF CASH FLOW                                  DUE TO                     OF CASH    OF CASH    OF CASH    OF CASH
"HOLD SCENERIO"  5 YEARS                                    CLOSING                      YR 1       YR 2       YR 3       YR 4
                                                       -------------------------------------------------------------------------
                                                        Test Scales                          1          2          3          4
                                                        Second Funding Test                  N          N          N          N
                                                        D/S "a" Test Multiplyer              0          0          0          0
                                                        D/S "b" Test Multiplyer              1          1          1          1
                                                        Counter "a" w/"b"                    0          0          0          0
                                                        Counter "b" Test                    12         12         12         12
                                                        Counter "Current"                    0          0          0          0
                                                        Counter "a" w/current               12          0          0          0
                                                        Counter "Sale" Test                 12         12         12         12

NET OPERATING INCOME                                                                   434,013    439,367    453,732    466,212
DEFERRED MAINTENANCE/CAPITAL IMPVMNTS                                                  (57,695)   (57,000)   (58,710)   (60,471)
OTHER EXPENSES & GENERAL RESERVES                 100                                  (11,400)   (11,742)   (12,094)   (12,457)
NEW MORTGAGE IN YEAR                                           2,750,000                     0          0          0          0
  COST OF REFINANCE                                              (67,021)                    0          0          0          0
  DEBT SERVICE 1a                                                                            0          0          0          0
  DEBT SERVICE 1b                                                                     (214,555)  (232,325)  (232,325)  (232,325)
  ESCROWS DUE AT CLOSING                                         (71,111)               59,235                                0
  MORTGAGE BALOON - PAYOFF 1a                                                                0          0          0          0
  MORTGAGE BALOON - PAYOFF 1b                                                                0          0          0          0

MORTGAGE - DEBT
  MORTGAGE BALOON - PAYOFF                                    (1,476,745)
  ADD'L CASH FLOWS DUE

SALE OF PROPERTY IN YEAR                                                                     0          0          0          0
COST OF SALE IN YEAR                                                                         0          0          0          0
ADDITIONAL RESERVE                                                                    (286,142)
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES @ 10/95                (33,407)
TAX ESCROW AS OF 10/95                         55,332
ESTIMATED CASH @ 12/95                                                                  70,840
ESTIMATED REPLACEMENT RESERVE CASH @ 12/95                       110,000
ACCOUNTS PAYABLE @ 10/95                       (7,374)
                                                       -------------------------------------------------------------------------
SUBTOTAL - NET CASH FLOW                                       1,245,123                (5,704)    138,301    150,603    160,959
                                                       -------------------------------------------------------------------------
REFI/SALES FEES DUE HFGI              1.00%      5.00%           (27,500)                    0           0          0          0
ADD'L PARTNERSHIP FUNDS DUE                                            0                 5,704           0          0          0
ADD'L PARTNERSHIP FUNDS REPAID                                         0                     0      (5,704)         0          0
                                                       -------------------------------------------------------------------------
CASH FLOW FROM PROPERTY OPERATIONS                             1,217,623                     0     132,597    150,603    160,959
                                                       -------------------------------------------------------------------------


ARROWTREE APARTMENTS                               S/(U)       S/(U)       S/(U)       S/(U)       S/(U)      S/(U)
SOURCES & USES OF CASH FLOW                       OF CASH     OF CASH     OF CASH     OF CASH     OF CASH    OF CASH
"HOLD SCENERIO"  5 YEARS                           YR 5         YR 6        YR 7        YR 8        YR 9      YR 10
                                              -------------------------------------------------------------------------
                                                       5            6           7           8          9         10
                                                       N            N           N           N          N          N
                                                       0            0           0           0          0          0
                                                       1           (0)          0           0          0          0
                                                       0            0           0           0          0          0
                                                      12            0           0           0          0          0
                                                       0            0           0           0          0          0
                                                       0            0           0           0          0          0
                                                      12            0           0           0          0          0

NET OPERATING INCOME                             478,417            0           0           0          0          0
DEFERRED MAINTENANCE/CAPITAL IMPVMNTS            (62,285)           0           0           0          0          0
OTHER EXPENSES & GENERAL RESERVES                (12,831)           0           0           0          0          0
NEW MORTGAGE IN YEAR                                   0            0           0           0          0          0
  COST OF REFINANCE                                    0            0           0           0          0          0
  DEBT SERVICE 1a                                      0            0           0           0          0          0
  DEBT SERVICE 1b                               (232,325)           0           0           0          0          0
  ESCROWS DUE AT CLOSING
  MORTGAGE BALOON - PAYOFF 1a                          0            0           0           0          0          0
  MORTGAGE BALOON - PAYOFF 1b                 (2,647,022)           0           0           0          0          0

MORTGAGE - DEBT
  MORTGAGE BALOON - PAYOFF
  ADD'L CASH FLOWS DUE

SALE OF PROPERTY IN YEAR                       4,559,793            0           0           0          0          0
COST OF SALE IN YEAR                             (68,397)           0           0           0          0          0
ADDITIONAL RESERVE                               286,142
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES @ 10/95                   (33,407)
TAX ESCROW AS OF 10/95                            55,332
ESTIMATED CASH @ 12/95
ESTIMATED REPLACEMENT RESERVE CASH @ 12/95
ACCOUNTS PAYABLE @ 10/95                          (7,374)
                                              -------------------------------------------------------------------------
SUBTOTAL - NET CASH FLOW                       2,316,044            0           0           0          0          0
                                              -------------------------------------------------------------------------
REFI/SALES FEES DUE HFGI                        (227,990)           0           0           0          0          0
ADD'L PARTNERSHIP FUNDS DUE                            0            0           0           0          0          0
ADD'L PARTNERSHIP FUNDS REPAID                         0            0           0           0          0          0
                                              -------------------------------------------------------------------------
CASH FLOW FROM PROPERTY OPERATIONS             2,088,055            0           0           0          0          0
                                              -------------------------------------------------------------------------

HALL 7 TAILS ASSOCIATES
"Hold Scenerio"  5 Years
DISBURSEMENTS DETAIL:
      LP'S                         NON AFFILIATES            15,917         0    131,238    22,958          0    1,691,114
                                   CH                             2         0         15         3          0          191
                                   HFGI                           1         0          9         2          0          118
                                   PHOENIX/INWOOD                 1         0          9         2          0          114
      GP'S                         NON HFGI/CH                   10         0         80        14          0        1,025
                                   CH                           151         0      1,246       218          0       16,061
                                   HFGI                           0         0          0         0          0            0
                                   PHOENIX/INWOOD                 0         0          0         0          0            0
HFGI ADVANCES                                                83,574         0          0         0          0      120,560
OTHER                                                     1,117,967         0          0   127,407    160,959      258,871
HFGI SALES COMMISSION & REFI FEES                            27,500         0          0         0          0      227,990
HFGI ADVANCES FUNDED & REPAID                                     0    (5,704)     5,704         0          0            0
B/DISTRIBUTIONS

                                                      --------------------------------------------------------------------
      TOTAL DISBURSEMENTS                                 1,245,123    (5,704)   138,301   150,603    160,959    2,316,044
                                                      ====================================================================
HALL 7 TAILS ASSOCIATES
"Hold Scenerio"  5 Years
HFGI/AFFILIATES - DISBURSEMENTS DETAIL:

      Summary HFGI                                          110,075    (5,704)     5,713         2          0      348,668
      Summary PHOENIX/INWOOD                                      1         0          9         2          0          114
      Summary CH                                                153         0      1,261       221          0       16,252
                                                      --------------------------------------------------------------------
        TOTAL SUMMARY HFGI/CH/HPI                           111,229    (5,704)     6,983       224          0      365,034
                                                      ====================================================================

PV OF HFGI/CH SUMMARY                    10.00%            $338,641
------------------------------------------------      --------------

                                                      --------------------------------------------------------------------
Management Fee Profit (4% out of 6%)      4.00%                   0    33,291     34,039    35,185     36,272       37,368
                                                      ====================================================================

PV OF MGT FEE PROFIT                     10.00%            $132,807
------------------------------------------------      --------------
SUMMARY HFGI/CH/HPI W/MGT FEE PROFIT

      Summary HFGI w/MGT FEE PROFIT                         111,075    27,587     39,752    35,186     36,272      386,035
      Summary PHOENIX/INWOOD                                      1         0          9         2          0          114
      Summary CH                                                153         0      1,261       221          0       16,252
                                                      --------------------------------------------------------------------
TOTAL SUMMARY HFGI/CH/HPI & MGT FEE PROFIT                  111,229    27,587     41,022    35,409     36,272      402,402
                                                      ====================================================================

PV OF MGT FEE PROFIT                     10.00%            $471,448
------------------------------------------------      --------------

HALL 7 TAILS ASSOCIATES
"Hold Scenerio"  5 Years
DISBURSEMENTS DETAIL:
      LP'S                         NON AFFILIATES            0       0       0        0       0   1,861,228
                                   CH                        0       0       0        0       0         211
                                   HFGI                      0       0       0        0       0         130
                                   PHOENIX/INWOOD            0       0       0        0       0         126
      GP'S                         NON HFGI/CH               0       0       0        0       0       1,128
                                   CH                        0       0       0        0       0      17,677
                                   HFGI                      0       0       0        0       0           0
                                   PHOENIX/INWOOD            0       0       0        0       0           0
HFGI ADVANCES                                                0       0       0        0       0     204,134
OTHER                                                        0       0       0        0       0   1,665,204
HFGI SALES COMMISSION & REFI FEES                            0       0       0        0       0     255,490
HFGI ADVANCES FUNDED & REPAID                                0       0       0        0       0           0
B/DISTRIBUTIONS

                                                      -----------------------------------------------------
      TOTAL DISBURSEMENTS                                    0       0       0        0       0   4,005,327
                                                      =====================================================
HALL 7 TAILS ASSOCIATES
"Hold Scenerio"  5 Years
HFGI/AFFILIATES - DISBURSEMENTS DETAIL:

      Summary HFGI                                           0       0       0        0       0     459,753
      Summary PHOENIX/INWOOD                                 0       0       0        0       0         126
      Summary CH                                             0       0       0        0       0      17,887
                                                      -----------------------------------------------------
        TOTAL SUMMARY HFGI/CH/HPI                            0       0       0        0       0     477,767
                                                      =====================================================

PV OF HFGI/CH SUMMARY                    10.00%
------------------------------------------------

                                                      -----------------------------------------------------
Management Fee Profit (4% out of 6%)      4.00%              0       0       0        0       0     176,154
                                                      =====================================================

PV OF MGT FEE PROFIT                     10.00%
------------------------------------------------
SUMMARY HFGI/CH/HPI W/MGT FEE PROFIT

      Summary HFGI w/MGT FEE PROFIT                          0       0       0        0       0     635,908
      Summary PHOENIX/INWOOD                                 0       0       0        0       0         126
      Summary CH                                             0       0       0        0       0      17,887
                                                      -----------------------------------------------------
TOTAL SUMMARY HFGI/CH/HPI & MGT FEE PROFIT                   0       0       0        0       0     653,921
                                                      =====================================================

PV OF MGT FEE PROFIT                     10.00%
------------------------------------------------

ARROWTREE APARTMENTS
"HOLD SCENARIO" 5 YEARS
ASSUMPTIONS

                  SALES                                          CURRENT DEBT
--------------------------------------------     ----------------------------------------------
Sale Date (Month, Year)                 60/5     Maturity Date                        15-Jun-97
Cap Rate                               10.00%    Maturity Amount                      2,377,237
Cost of Sale--Non HFGI                  1.50%    Current Debt Driver                          0
Cost of Sale--HFGI                      5.00%    Term Remaining
Replacement Reserve/Unit--Current     $  271
RR Annual % Incr                        3.00%    Current Balloon            25-Nov-95/1,476,745
Replacement Reserve/Unit--Sales       $  305     Monthly D/S--1st                     22/13,886
                                                 Monthly D/S--1st
                                                 Monthly D/S--2nd

         REFINANCE SCENARIO #"A"                             REFINANCE SCENARIO #"B"
--------------------------------------------     ----------------------------------------------
Year of Refinance                          0     Loan Proceeds                        2,750,000
Cost of Refinance--Non HFGI             4.00%    Cost of Refinance--Non HFGI             67,021
Replacement Reserve/Unit--Ref          $ 271     Replacement Reserve/$                   71,111
220+T-Bill                              8.30%    Interest Rate                             7.57%
Constant                                9.50%    Constant                                  8.45%
Term (Months/Years)                      0/0     Term (Months/Years)                       60/5
Coverage Ratio                          1.25     Coverage Ratio                            1.25
Amo--Months                              300     Amo--Months                                360


           @ CLOSING B/S DATA                                   HFGI DISTRIBUTION NPV DATA
---------------------------------------------    --------------------------------------------------
Accrued Property Taxes (1)           (33,407)    Discount Rate                               10.00%
Property Tax Escrow                   55,332     NPV Dollars--HFGI/CH/HPI                 $338,641
Cash on Hand                          36,753     NPV Dollars--Mgt Fee Profit              $132,807
Replacement/Deficit Escrows          100,000     NPV $'s--HFGI/CH/HPI/Mgt Fee Profit      $471,448

Accounts Payable                      (7,374)
(1)  Based on 4/6 of O/S Installment

BRAMBLETREE APARTMENTS
NET CASH FLOW
"HOLD SCENARIO" 5 YEARS

                                                         ACTUAL
                                                         1/25/95-     1996
                             ACTUAL       ACTUAL        12/31/95      BUDGET         PROJ        PROJ           PROJ         PROJ
                              1993         1994         FISCAL YR     YEAR 1        YEAR 2      YEAR 3         YEAR 4       YEAR 5
                          -----------  ------------    ----------   -----------    ---------   ---------    ----------    ----------
RENT POTENTIAL             1,338,080      1,338,310     1,485,777     1,565,191    1,612,147    1,660,511    1,710,327    1,761,636
   % increase                   3.00%          3.75%         7.02%         5.34%        3.00%        3.00%        3.00%        3.00%
+/- POTENTIAL                (30,111)       (28,527)      (42,863)      (37,947)     (32,965)     (32,423)     (33,014)     (33,908)
   % increase                   2.25%          2.05%         2.88%         2.42%        2.04%        1.95%        1.93%        1.92%
CONCESSIONS                   (2,360)        (1,023)       (3,065)       (3,900)      (4,030)      (4,151)      (4,276)      (4,404)
   %                            0.18%          0.07%         0.21%         0.25%        0.25%        0.25%        0.25%        0.25%
VACANCY                     (122,867)       (82,422)     (115,674)      (82,348)     (96,729)     (99,631)    (102,620)    (105,698)
   %                            9.18%          5.94%         7.79%         5.26%        6.00%        6.00%        6.00%        6.00%
DELINQUENT                   (18,090)        (3,546)        1,457        (5,400)      (7,557)      (7,784)      (8,017)      (8,258)
   %                            1.49%          0.27%       -0.11%          0.37%        0.50%        0.50%        0.50%        0.50%
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------
     RENTAL INCOME         1,164,652      1,272,792     1,325,632     1,435,596    1,470,866    1,516,522    1,562,401    1,609,368

OTHER INCOME                  35,715         36,657        24,199        30,400       31,312       32,251       33,219       34,215
   % increase                   3.00%          2.64%      -33.99%         25.63%        3.00%        3.00%        3.00%        3.00%
SPECIAL OPERATIONS
   % increase                   2.00%
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------
     TOTAL INCOME          1,200,367      1,309,449     1,349,831     1,465,996    1,502,178    1,548,774    1,595,620    1,643,584
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------

CONTROLLABLE COSTS           307,057        302,184       270,632       288,811      297,475      306,400      315,592      325,059
   % increase                   3.00%        -1.59%       -10.44%          6.72%        3.00%        3.00%        3.00%        3.00%
MANAGEMENT FEES               59,815         65,929        67,492        73,300       75,109       77,439       79,781       82,179
   % increase                   5.00%         10.22%         2.37%         8.61%        2.47%        3.10%        3.02%        3.01%
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------

UTILITIES                    106,240         94,274        95,346       103,056      106,148      109,332      112,612      115,990
   % increase                   3.00%       -11.26%          1.14%         8.09%        3.00%        3.00%        3.00%        3.00%
TAXES                         97,368        100,741       109,136       114,396      120,116      126,122      132,428      139,049
   % increase                   5.00%          3.46%         8.33%         4.82%        5.00%        5.00%        5.00%        5.00%
INSURANCE                     28,187         28,341        26,173        25,536       26,302       27,091       27,904       28,741
   % increase                   3.00%          0.55%        -7.65%        -2.43%        3.00%        3.00%        3.00%        3.00%
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------

OVERHEAD                     231,795        223,356       230,655       242,988      252,566      262,545      272,944      283,780
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------

     TOTAL EXPENSES          598,667        591,469       568,779       605,099      625,150      646,383      668,316      691,019
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------

NET OPERATING INCOME         601,700        717,980       781,052       860,897      877,028      902,391      927,303      952,565
                                              19.33%         8.78%        10.22%        1.87%        2.89%        2.76%        2.72%

DEF MAINT/CAP IMPV/Per       128,783        196,521       146,505       157,284      118,000      121,540      125,186      128,942
Unit--500
   % increase                   3.00%
                          ----------     ----------    ----------    ----------   ----------   ----------   ----------   ----------

NET CASH FLOW B/DEBT SERV    472,917        521,459       634,547       703,613      759,028      780,851      802,117      823,623

DEBT SERVICE PAID           (663,282)      (425,856)     (502,357)
                            --------       --------      --------

NET CASH FLOW A/DEBT        (190,365)        95,603       132,190


                   T-12 IS BASED ON 1995 PROPERTY TAX EXPENSE.

BRAMBLETREE APARTMENTS
RATIOS/PER UNIT AND PER SQ. FT. COMPARISONS
"HOLD SCENARIO" 5 YEARS

                                                               ACTUAL
                                                               1/25/95-     1996
                                                     ACTUAL    12/31/95     BUDGET    PROJ        PROJ       PROJ         PROJ
                                                      1994     FISCAL YR    YEAR 1    YEAR 2     YEAR 3      YEAR 4      YEAR 5
                                                  ---------   ----------  --------- ---------   ---------  ---------   ----------
RENT POTENTIAL LESS CONCESSIONS PER UNIT             4.90          524        551      568         585          602         620
RENT POTENTIAL INCREASE PER UNIT                                               28       17          17           18          18
RENT POTENTIAL LESS CONCESSIONS PER SQ. FT        $  0.59     $   0.63    $  0.66   $ 0.68     $  0.70     $   0.72     $  0.75
REVENUES/SQ. FT                                   $  0.56     $   0.57    $  0.62   $ 0.64     $  0.66     $   0.68     $  0.70

EXPENSES PER UNIT                                   2,506        2,410      2,564    2,649       2,739        2,832       2,928
EXPENSES SQ. FT                                   $  3.01     $   2.90    $  3.08   $ 3.18     $  3.29     $   3.40     $  3.52

CONTROLLABLE EXPENSES PER UNIT                      1,280        1,147      1,224    1,260       1,298        1,337       1,377
CONTROLLABLE EXPENSES PER SQ. FT                  $  1.54     $   1.38    $  1.47   $ 1.51     $  1.56     $   1.61     $  1.65

OVERHEAD PER UNIT                                     946          977      1,030    1,070       1,112        1,157       1,202
OVERHEAD PER SQ. FT                               $  1.14     $   1.17    $  1.24   $ 1.29     $  1.34     $   1.39     $  1.44

EXPENSE TO REVENUE RATIO                            45.17%       42.14%     41.28%   41.62%      41.74%       41.88%      42.04%

NOI PER UNIT                                        3,042        3,310      3,648    3,716       3,824        3,929       4,036

DEF MAINT/CAP X PER UNIT                              833          621        666      500         515          530         546

CURRENT EFFECTIVE RENT RATE
BEGINNING "RENT ROLL" @ 1/1/96

                                                        SQUARE         RENTAL        RENT/        TOTAL        TOTAL
       UNIT TYPE                          NUMBER         FEET           RATE        SQ. FT.      SQ. FT.       RENT
                                       ------------   -----------   -----------   ----------- -----------   -------
       One Bedroom/One Bath                      52           660   $       464   $      0.70      34,320   $    24,128
       One Bedroom/One Bath                      52           660   $       464   $      0.70      34,320   $    24,128
       Two Bedrooms/Two Baths                    54           950   $       604   $      0.64      51,300   $    32,640
       Two Bedrooms/Two Baths                    54           950   $       604   $      0.64      51,300   $    32,640
       Three Bedrooms/Two Baths                  12         1,050   $       704   $      0.67      12,600   $     8,448
       Three Bedrooms/Two Baths                  12         1,050   $       704   $      0.67      12,600   $     8,448
                                       ------------   -----------   -----------   ----------- -----------   -----------

                     TOTAL                      236

                     WEIGHTED AVERAGE                         832   $       553   $      0.66     196,440   $   130,433   per month
                                                                                                            $ 1,565,191   per year

BRAMBLETREE APARTMENTS
SOURCES & USES OF CASH FLOW
"HOLD SCENARIO" 5 YEARS

                                                         DATE PREPARED 03-JUN-96
                                                                     01:53:45 PM

                                                                         S/(U)          S/(U)           S/(U)          S/(U)
                                               DUE AT                   OF CASH        OF CASH         OF CASH        OF CASH
                                               CLOSING                   YR 1           YR 2            YR 3           YR 4
                                      --------------------------        -------        -------         -------        -------
                                      Test Scales                             1              2               3              4
                                      Second Funding Test                     N              N               N              N
                                      D/S "a" Test Multiplier                 0              0               0              0
                                      D/S "b" Test Multiplier                 1              1               1              1
                                      Counter "a"--w\"b"                      0              0               0              0
                                      Counter "b" Test                       12             12              12             12
                                      Counter "Current"                       0              0               0              0
                                      Counter "a"--w\current                 12              0               0              0
                                      Counter "Note" Test                    12             12              12             12

NET OPERATING INCOME                                                    860,897        877,028         902,391        927,303

DEFERRED MAINTENANCE/CAPITAL
 IMPVMNTS                                                              (157,284)      (118,000)       (121,540)      (125,186)

OTHER EXPENSES & GENERAL
 RESERVES                                 100                           (23,600)       (24,308)        (25,037)       (25,788)

NEW MORTGAGE IN YEAR                             6,568,116                    0              0               0              0
   COST OF REFINANCE                              (131,362)                   0              0               0              0
   DEBT SERVICE 1a                                                            0              0               0              0
   DEBT SERVICE 1b                                                     (567,317)      (585,019)       (585,019)      (585,019)
   ESCROWS DUE AT CLOSING                         (118,000)                   0
   MORTGAGE BALLOON--PAYOFF 1a                                                0              0               0              0
   MORTGAGE BALLOON--PAYOFF 1b                                                0              0               0              0

MORTGAGE--DEBT
   MORTGAGE BALLOON--PAYOFF                     (7,100,000)
   ADD'L CASH FLOWS DUE                                  0

SALE OF PROPERTY IN YEAR                                                      0              0               0              0
COST OF SALE IN YEAR                                                          0              0               0              0
ADDITIONAL RESERVE
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES
 @ 10/95                              (99,771)
TAX ESCROW AS OF 10/95                112,044
ESTIMATED CASH @ 12/95                             235,472
ESTIMATED REPLACEMENT
 RESERVE CASH @ 12/95                                    0
ACCOUNTS PAYABLE @ 10/95               (8,321)
SUBTOTAL--NET CASH FLOW                           (545,774)             112,696        149,701         170,794        191,309


                                         S/(U)           S/(U)          S/(U)             S/(U)          S/(U)          S/(U)
                                        OF CASH         OF CASH        OF CASH           OF CASH        OF CASH        OF CASH
                                         YR 5            YR 6           YR 7              YR 8           YR 9           YR 10
                                        -------         -------        -------           -------        -------        -------
                                              5               6              7                 8              9             10
                                              N               N              N                 N              N              N
                                              0               0              0                 0              0              0
                                              1              (0)             0                 0              0              0
                                              0               0              0                 0              0              0
                                             12               0              0                 0              0              0
                                              0               0              0                 0              0              0
                                              0               0              0                 0              0              0
                                             12               0              0                 0              0              0

NET OPERATING INCOME                    952,565               0              0                 0              0              0

DEFERRED MAINTENANCE/CAPITAL
 IMPVMNTS                              (128,942)              0              0                 0              0              0

OTHER EXPENSES & GENERAL
 RESERVES                               (26,562)              0              0                 0              0              0

NEW MORTGAGE IN YEAR                          0               0              0                 0              0              0
   COST OF REFINANCE                          0               0              0                 0              0              0
   DEBT SERVICE 1a                            0               0              0                 0              0              0
   DEBT SERVICE 1b                     (585,019)              0              0                 0              0              0
   ESCROWS DUE AT CLOSING
   MORTGAGE BALLOON--PAYOFF 1a                0               0              0                 0              0              0
   MORTGAGE BALLOON--PAYOFF 1b       (6,140,185)              0              0                 0              0              0

MORTGAGE--DEBT
   MORTGAGE BALLOON--PAYOFF
   ADD'L CASH FLOWS DUE

SALE OF PROPERTY IN YEAR              9,064,004              0               0                 0              0              0
COST OF SALE IN YEAR                   (135,960)             0               0                 0              0              0
ADDITIONAL RESERVE                                           0
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES
 @ 10/95                                (99,771)
TAX ESCROW AS OF 10/95                  112,044
ESTIMATED CASH @ 12/95
ESTIMATED REPLACEMENT
 RESERVE CASH @ 12/95
ACCOUNTS PAYABLE @ 10/95                 (8,321)
SUBTOTAL--NET CASH FLOW               3,003,852              0               0                 0              0              0

                                                                         S/(U)          S/(U)           S/(U)          S/(U)
                                               DUE AT                   OF CASH        OF CASH         OF CASH        OF CASH
                                               CLOSING                   YR 1           YR 2            YR 3           YR 4
(continued)                           --------------------------        -------        -------         -------        -------
REFI/SALES FEES DUE HFGI     1.00%       5.00%     (65,681)                   0              0               0              0
ADD'L PARTNERSHIP FUNDS DUE             35.59%     259,922                    0              0               0              0
ADD'L PARTNERSHIP FUNDS
 REPAID                                                  0              (40,109)       (53,279)        (60,786)       (68,087)
ADD'L PARTNERSHIP FUNDS
 DUE OTHER                              64.41%     351,533              (72,588)       (96,422)       (110,008)       (72,514)
                                       ------     --------              -------        -------        --------        -------
CASH FLOW FROM PROPERTY
 OPERATIONS                                 0            0                    0              0               0         50,708
                                       ======     ========              =======        =======        ========        =======

                                         S/(U)           S/(U)          S/(U)             S/(U)          S/(U)          S/(U)
                                        OF CASH         OF CASH        OF CASH           OF CASH        OF CASH        OF CASH
                                         YR 5            YR 6           YR 7              YR 8           YR 9           YR 10
                                        -------         -------        -------           -------        -------        -------
REFI/SALES FEES DUE HFGI               (453,200)             0               0                 0              0              0
ADD'L PARTNERSHIP FUNDS DUE                   0              0               0                 0              0              0
ADD'L PARTNERSHIP FUNDS
 REPAID                                 (37,662)             0               0                 0              0              0
ADD'L PARTNERSHIP FUNDS
 DUE OTHER                                    0              0               0                 0              0              0
                                      ---------            ---             ---               ---            ---            ---
CASH FLOW FROM PROPERTY
 OPERATIONS                           2,512,989              0               0                 0              0              0
                                      =========            ===             ===               ===            ===            ===

HALL BRAMBLETREE ASSOC.
"HOLD SCENARIO" 5 YEARS
DISBURSEMENTS DETAIL

                                                                       S/(U)        S/(U)        S/(U)        S/(U)        S/(U)
                                                   DUE AT             OF CASH      OF CASH      OF CASH      OF CASH      OF CASH
                                                   CLOSING              YR 1         YR 2         YR 3         YR 4         YR 5
                                           ----------------------    ---------    ---------    ---------    ---------    --------

LP'S          NON AFFILIATES                        0           0            0            0            0      684,336            0
              CH                                    0           0            0            0            0            0            0
              HFGI                                  0           0            0            0            0      653,218            0
              PHOENIX/INWOOD                        0           0            0            0            0            0            0
GP'S          NON HFGI/CH                           0           0            0            0            0        2,173            0
              CH                                    0           0            0            0            0            0            0
              HFGI                                  0           0            0            0            0          543            0
              PHOENIX/INWOOD                        0           0            0            0            0       24,581            0
HFGI ADVANCES                                       0           0            0            0       50,708      502,390            0
OTHER                                        (351,533)     72,588       96,422      110,008       72,514      645,748            0
HFGI SALES COMMISSION & REFI FEES              65,681           0            0            0            0      453,200            0
HFGI ADVANCES FUNDED & REPAID B/
  DISTRIBUTIONS                              (259,922)     40,109       53,279       60,786       68,087       37,662            0
                                           ----------   ---------    ---------    ---------    ---------    ---------    ---------
  TOTAL DISBURSEMENTS                        (545,774)    112,696      149,701      170,794      191,309    3,003,852            0
                                           ==========   =========    =========    =========    =========    =========    =========


HALL BRAMBLETREE ASSOC.
HFGI/AFFILIATES--DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  Summary HFGI                               (194,241)     40,109       53,279       60,786      118,795    1,647,013            0
  Summary PHOENIX/INWOOD                            0           0            0            0            0       24,581            0
  Summary CH                                        0           0            0            0            0            0            0
                                           ----------   ---------    ---------    ---------    ---------    ---------    ---------
    TOTAL SUMMARY HFGI/CH/HPI                (194,241)     40,109       53,279       60,786      118,795    1,671,594            0
                                           ==========   =========    =========    =========    =========    =========    =========
PV OF HFGI/CH/SUMMARY   10.00%             $1,050,990

  Management Fee Profit
    (4% out of 6%)       4.00%                      0      58,640       60,087       61,951       63,825       65,743            0
                                           ==========   =========    =========    =========    =========    =========    =========
PV OF MGT FEE PROFIT    10.00%             $  233,927

SUMMARY HFGI/CH/HPI w/MGT FEE PROFIT
  Summary HFGI w/MGT FEE PROFIT              (194,241)     98,749      113,366      122,737      182,620    1,712,757            0
  Summary PHOENIX/INWOOD                            0           0            0            0            0       24,581            0
  Summary CH                                        0           0            0            0            0            0            0
                                           ----------   ---------    ---------    ---------    ---------    ---------    ---------
  TOTAL SUMMARY HFGI/CH/HPI &
    MGT FEE PROFIT                           (194,241)     98,749      113,366      122,737      182,620    1,737,338            0
                                           ==========   =========    =========    =========    =========    =========    =========
PV OF MGT FEE PROFIT    10.00%             $1,284,917


                                             S/(U)        S/(U)        S/(U)        S/(U)        S/(U)
                                            OF CASH      OF CASH      OF CASH      OF CASH      OF CASH
                                              YR 6         YR 7         YR 8         YR 9         YR 10
                                           ---------    ---------    ---------    ---------    ---------

LP'S          NON AFFILIATES                       0            0            0            0      684,336
              CH                                   0            0            0            0            0
              HFGI                                 0            0            0            0      653,218
              PHOENIX/INWOOD                       0            0            0            0            0
GP'S          NON HFGI/CH                          0            0            0            0        2,173
              CH                                   0            0            0            0            0
              HFGI                                 0            0            0            0          543
              PHOENIX/INWOOD                       0            0            0            0       24,581
HFGI ADVANCES                                      0            0            0            0      553,098
OTHER                                              0            0            0            0      645,748
HFGI SALES COMMISSION & REFI FEES                  0            0            0            0      518,881
HFGI ADVANCES FUNDED & REPAID B/
  DISTRIBUTIONS                                    0            0            0            0            0
                                           ---------    ---------    ---------    ---------    ---------
  TOTAL DISBURSEMENTS                              0            0            0            0    3,082,579
                                           =========    =========    =========    =========    =========


HALL BRAMBLETREE ASSOC.
HFGI/AFFILIATES--DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  Summary HFGI                                     0            0            0            0    1,725,740
  Summary PHOENIX/INWOOD                           0            0            0            0       24,581
  Summary CH                                       0            0            0            0            0
                                           ---------    ---------    ---------    ---------    ---------
    TOTAL SUMMARY HFGI/CH/HPI                      0            0            0            0    1,750,321
                                           =========    =========    =========    =========    =========
PV OF HFGI/CH/SUMMARY   10.00%

  Management Fee Profit
    (4% out of 6%)       4.00%                     0            0            0            0      310,246
                                           =========    =========    =========    =========    =========
PV OF MGT FEE PROFIT    10.00%

SUMMARY HFGI/CH/HPI w/MGT FEE PROFIT
  Summary HFGI w/MGT FEE PROFIT                    0            0            0            0    2,035,986
  Summary PHOENIX/INWOOD                           0            0            0            0       24,581
  Summary CH                                       0            0            0            0            0
                                           ---------    ---------    ---------    ---------    ---------
  TOTAL SUMMARY HFGI/CH/HPI &
    MGT FEE PROFIT                                 0            0            0            0    2,060,567
                                           =========    =========    =========    =========    =========
PV OF MGT FEE PROFIT    10.00%

BRAMBLETREE APARTMENTS
"HOLD SCENARIO" 5 YEARS
ASSUMPTIONS

              SALES                                               CURRENT DEBT
------------------------------------------     --------------------------------------------------------

Sale Date (Month, Year)               60/5     Maturity Date                                  01-Nov-98
Cap Rate                             10.00%    Maturity Amount                                7,257,034
Cost of Sale--Non HFGI                1.50%    Current Debt Driver                                    0
Cost of Sale--HFGI                    5.00%    Term Remaining
Replacement Reserve/Unit--Current     $271
RR Annual % Incr                      3.00%    Current Balloon                      25-Nov-95/7,100,000
Replacement Reserve/Unit--Sales       $305     Monthly D/S--1st                               12/44,120
                                               Monthly D/S--1st                               26/44,326
                                               Monthly D/S--2nd

       REFINANCE SCENARIO #"A"                              REFINANCE SCENARIO #"B"
------------------------------------------     --------------------------------------------------------

Year of Refinance                        0     Loan Proceeds                                  6,568,116
Cost of Refinance--Non HFGI           4.00%    Cost of Refinance--Non HFGI                      131,362
Replacement Reserve/Unit--Ref         $271     Replacement Reserve/$                            118,000
220+T-Bill                            8.30%    220 + T-Bill                                       7.55%
Constant                              9.50%    Constant                                           8.91%
Term (Months/Years)                    0/0     Term (Months/Years)                                 60/5
Coverage Ratio                        1.25     Coverage Ratio                                      1.25
Amo--Months                            300     Amo--Months                                          300


          @ CLOSING B/S DATA                                 HFGI DISTRIBUTION NPV DATA
------------------------------------------      -------------------------------------------------------

Accrued Property Taxes             (99,771)     Discount Rate                                     10.00%
Property Tax Escrow                112,044      NPV Dollars--HFGI/CH/HPI                     $1,050,990
Cash on Hand                       189,868      NPV Dollars--Mgt Fee Profit                    $233,927
Replacement/Deficit Escrows         38,358      NPV $'s-HFGI/CH/HPI/Mgt Fee Profit           $1,284,917

Accounts Payable                    (8,321)

MIDTREE (PHOENIX SQ) APARTMENTS
NET CASH FLOW
"HOLD SCENARIO" 5 YEARS

                                                                          ACTUAL
                                                                         1/25/95-            1996
                                         ACTUAL         ACTUAL           12/31/95            BUDGET
                                          1993           1994            FISCAL YR           YEAR 1
                                       --------         --------         ---------        ----------

RENT POTENTIAL                          831,305          902,400          926,105            960,090
   % increase                              3.00%            8.55%            2.63%              3.67%
+/- POTENTIAL                           (38,795)         (30,845)          (4,435)           (10,276)
   % increase                              4.67%            3.42%            0.48%              1.07%
CONCESSIONS                                 (60)               0           (5,313)            (4,000)
   %                                       0.01%            0.00%            0.57%              0.42%
VACANCY                                 (16,933)         (44,134)         (62,293)           (50,474)
   %                                       2.04%            4.89%            6.73%              5.26%
DELINQUENT                               (1,389)          (3,579)          (1,503)            (4,200)
   %                                       0.17%            0.42%            0.18%              0.46%
                                        -------          -------          -------            -------

     RENTAL INCOME                      774,128          823,842          852,561            891,140

OTHER INCOME                            136,021          152,484          122,300            130,406
   % increase                              3.00%           12.10%          -19.79%              6.63%
SPECIAL OPERATIONS
   % increase                              2.00%
                                       --------         --------         --------         ----------
     TOTAL INCOME                       910,149          976,326          974,861          1,021,546
                                       --------         --------         --------         ----------

CONTROLLABLE COSTS                      158,521          172,664          177,555            180,787
   % increase                              3.00%            8.92%            2.83%              1.82%
MANAGEMENT FEES                          36,445           39,033           48,743             51,077
   % increase                              5.00%            7.10%           24.88%              4.79%
                                        -------          -------          -------            -------

UTILITIES                               134,984          140,734          123,792            131,326
   % increase                              3.00%            4.26%          -12.04%              6.09%
TAXES                                    40,436           40,308           50,349             52,000
   % increase                              5.00%           -0.32%           24.91%              3.28%
INSURANCE                                18,023           15,902           15,572             15,900
   % increase                              3.00%          -11.77%           -2.08%              2.11%
                                        -------          -------          -------            -------

OVERHEAD                                193,443          196,944          189,713            199,226
                                        -------          -------          -------            -------

     TOTAL EXPENSES                     388,409          408,641          416,011            431,090
                                       --------         --------         --------            -------

NET OPERATING INCOME                    521,740          567,685          558,850            590,456
                                                            8.81%           -1.56%              5.66%

DEF MAINT/CAP IMPV/Per Unit--350         83,085           75,669           72,995             53,570
   % increase                              3.00%
                                        -------          -------          -------            -------

NET CASH FLOW B/DEBT SERV               438,655          492,016          485,855            536,886
DEBT SERVICE PAID                      (399,577)        (437,689)        (428,175)
                                        -------          -------          -------
NET CASH FLOW A/DEBT                     39,078           54,327           57,680




                                           PROJ              PROJ               PROJ               PROJ
                                           YEAR 2           YEAR 3             YEAR 4             YEAR 5
                                          -------          ---------          ---------          ---------

RENT POTENTIAL                            988,893          1,018,559          1,049,116          1,080,590
   % increase                                3.00%              3.00%              3.00%              3.00%
+/- POTENTIAL                              (9,770)            (9,859)           (10,104)           (10,394)
   % increase                                0.99%              0.97%              0.96%              0.96%
CONCESSIONS                                (4,450)            (4,584)            (4,721)            (4,863)
   %                                         0.45%              0.45%              0.45%              0.45%
VACANCY                                   (49,445)           (50,928)           (52,456)           (54,029)
   %                                         5.00%              5.00%              5.00%              5.00%
DELINQUENT                                 (4,675)            (4,815)            (4,960)            (5,108)
   %                                         0.50%              0.50%              0.50%              0.50%
                                          -------          ---------          ---------          ---------

     RENTAL INCOME                        920,553            948,374            976,876          1,006,195

OTHER INCOME                              134,318            138,348            142,498            146,773
   % increase                                3.00%              3.00%              3.00%              3.00%
SPECIAL OPERATIONS
   % increase
                                          -------          ---------          ---------          ---------

     TOTAL INCOME                       1,054,872          1,086,721          1,119,374          1,152,968
                                          -------          ---------          ---------          ---------

CONTROLLABLE COSTS                        186,211            191,797            197,551            203,477
   % increase                                3.00%              3.00%              3.00%              3.00%
MANAGEMENT FEES                            52,744             54,336             55,969             57,648
   % increase                                3.26%              3.02%              3.00%              3.00%
                                          -------          ---------          ---------          ---------

UTILITIES                                 135,266            139,324            143,503            147,809
   % increase                                3.00%              3.00%              3.00%              3.00%
TAXES                                      54,600             57,330             60,196             63,206
   % increase                                5.00%              5.00%              5.00%              5.00%
INSURANCE                                  16,377             16,868             17,374             17,896
   % increase                                3.00%              3.00%              3.00%              3.00%
                                          -------          ---------          ---------          ---------

OVERHEAD                                  206,243            213,522            221,074            228,910
                                          -------          ---------          ---------          ---------

     TOTAL EXPENSES                       445,197            459,655            474,594            490,036
                                          -------          ---------          ---------          ---------

NET OPERATING INCOME                      609,675            627,066            644,780            662,932
                                             3.25%              2.85%              2.82%              2.82%

DEF MAINT/CAP IMPV/Per Unit--350           42,700             43,981             45,300             46,659
   % increase
                                          -------          ---------          ---------          ---------

NET CASH FLOW B/DEBT SERV                 566,975            583,085            599,480            616,272
DEBT SERVICE PAID
NET CASH FLOW A/DEBT


                   T-12 IS BASED ON 1995 PROPERTY TAX EXPENSE

MIDTREE (PHOENIX SQ) APARTMENTS
RATIOS/PER UNIT AND PER SQ. FT. COMPARISONS
"HOLD SCENARIO" 5 YEARS

                                                             ACTUAL
                                                            1/25/95-     1996
                                                ACTUAL      12/31/95     BUDGET       PROJ          PROJ         PROJ       PROJ
                                                 1994      FISCAL YR     YEAR 1      YEAR 2        YEAR 3       YEAR 4      YEAR 5
                                                ------     ---------     ------      ------        ------       ------      ------

RENT POTENTIAL LESS CONCESSIONS PER UNIT          616          629          653          672          693          713        735
RENT POTENTIAL INCREASE PER UNIT                                             24           19           20           21         21
RENT POTENTIAL LESS CONCESSIONS PER SF         $ 0.65       $ 0.66       $ 0.69       $ 0.71       $ 0.73       $ 0.75     $ 0.77
REVENUES/SQ. FT                                $ 0.70       $ 0.70       $ 0.73       $ 0.76       $ 0.78       $ 0.80     $ 0.83

EXPENSES PER UNIT                               3,350        3,410        3,534        3,649        3,768        3,890      4,017
EXPENSES SQ. FT                                $ 3.52       $ 3.58       $ 3.71       $ 3.83       $ 3.95       $ 4.08     $ 4.22

CONTROLLABLE EXPENSES PER UNIT                  1,415        1,455        1,482        1,526        1,572        1,619      1,668
CONTROLLABLE EXPENSES PER SQ. FT               $ 1.49       $ 1.53       $ 1.56       $ 1.60       $ 1.65       $ 1.70     $ 1.75

OVERHEAD PER UNIT                               1,614        1,555        1,633        1,691        1,750        1,812      1,876
OVERHEAD PER SQ. FT                            $ 1.69       $ 1.63       $ 1.71       $ 1.77       $ 1.84       $ 1.90     $ 1.97

EXPENSE TO REVENUE RATIO                        41.85%       42.67%       42.20%       42.20%       42.30%       42.40%     42.50%

NOI PER UNIT                                    4,653        4,581        4,840        4,997        5,140        5,285      5,434

DEF MAINT/CAP X PER UNIT                          620          598          439          350          361          371        382

CURRENT EFFECTIVE RENT RATE
BEGINNING "RENT ROLL" @ 1/1/96

                                                           SQUARE       RENTAL      RENT/        TOTAL      TOTAL
         UNIT TYPE                           NUMBER         FEET         RATE       SQ. FT.      SQ. FT.     RENT
                                            -------        ------       ------     -------      --------   --------


         One Bedroom/One Bath                   26           824         $ 578      $0.70        21,424    $ 15,015
         One Bedroom/One Bath                   40           904         $ 608      $0.67        36,175    $ 24,300
         Two Bedrooms/Two Baths                 41         1,037         $ 728      $0.70        42,517    $ 29,828
         Two Bedrooms/Two Baths                 14         1,108         $ 758      $0.68        15,512    $ 10,605
         Guest                                   1           600         $ 260      $0.43           600    $    260
                                               ---         -----         -----      -----       -------    --------


                       TOTAL                   122

                       WEIGHTED AVERAGE                      953         $ 656      $0.69       116,228    $ 80,008   per month
                                                                                                           $960,090   per year

MIDTREE (PHOENIX SQ) APARTMENTS
SOURCES & USES OF CASH FLOW
"HOLD SCENARIO" 5 YEARS


                                                                      S/(U)      S/(U)        S/(U)      S/(U)          S/(U)
                                                     DUE AT          OF CASH    OF CASH      OF CASH    OF CASH        OF CASH
                                                     CLOSING          YR 1       YR 2         YR 3       YR 4           YR 5

                                           Test Scales                      1          2           3          4                5
                                           Second Funding Test              N          N           N          N                N
                                           D/S "a" Test Multiplier          0          0           0          0                0
                                           D/S "b" Test Multiplier          0          0           0          0                0
                                           Counter "a"--w\"b"               0          0           0          0                0
                                           Counter "b" Test                 0          0           0          0                0
                                           Counter "Current"               12         12          12         12               12
                                           Counter "a"--w\current           0          0           0          0                0
                                           Counter "Note" Test             12         12          12         12               12

NET OPERATING INCOME                                                  590,456    609,675     627,066    644,780          662,932

DEFERRED MAINTENANCE/CAPITAL
 IMPVMNTS                                                             (53,570)   (42,700)    (43,981)   (45,300)         (46,659)

OTHER EXPENSES & GENERAL
 RESERVES                                       100                   (12,200)   (12,566)    (12,943)   (13,331)         (13,731)

NEW MORTGAGE IN YEAR                                             0          0          0           0          0                0
   COST OF REFINANCE                                             0          0          0           0          0                0
   DEBT SERVICE 1a                                                          0          0           0          0                0
   DEBT SERVICE 1b                                                          0          0           0          0                0
   ESCROWS DUE AT CLOSING                                        0          0
   MORTGAGE BALLOON--PAYOFF 1a                                              0          0           0          0                0
   MORTGAGE BALLOON--PAYOFF 1b                                              0          0           0          0                0
   NET--REPLACEMENT RESERVE FUNDING/DRAWS

MORTGAGE--DEBT                                                       (373,332)  (373,332)   (373,332)  (373,332)        (373,332)
   MORTGAGE BALLOON--PAYOFF                                                                                           (4,019,386)
   ADD'L CASH FLOWS DUE                                          0

SALE OF PROPERTY IN YEAR                                                    0          0           0          0        6,443,469
COST OF SALE IN YEAR                                                        0          0           0          0          (96,652)
ADDITIONAL RESERVE                                                    (54,524)                                            54,524
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES
 @ 11/95                                    (24,499)                                                                     (24,499)
TAX ESCROW AS OF 11/95                       33,645                                                                       33,645
ESTIMATED CASH @ 12/95                                                 84,345
ESTIMATED REPLACEMENT
 RESERVE CASH @ 12/95                                            0
ACCOUNTS PAYABLE @ 11/95                    (33,467)                                                                     (33,467)
SUBTOTAL--NET CASH FLOW                                          0    181,175    181,077     196,810    212,816        2,586,843

DEVLPMNT/REFI/SALES FEES D         1.00%       5.00%             0          0          0           0          0         (322,173)
ADD'L PARTNERSHIP FUNDS DUE                                      0          0          0           0          0                0
ADD'L PARTNERSHIP FUNDS

 REPAID                                                          0          0          0           0          0                0
                                                                 -    -------    -------     -------    -------        ---------

CASH FLOW FROM PROPERTY
 OPERATIONS                                                      0    181,175    181,077     196,810    212,816        2,264,669
                                                                 =    =======    =======     =======    =======        =========

                                                                              S/(U)     S/(U)     S/(U)     S/(U)    S/(U)
                                                     DUE AT                 OF CASH   OF CASH    OF CASH   OF CASH  OF CASH
                                                     CLOSING                  YR 6      YR 7       YR 8      YR 9    YR 10


                                           Test Scales                         6          7          8        9       10
                                           Second Funding Test                 N          N          N        N        N
                                           D/S "a" Test Multiplie              0          0          0        0        0
                                           D/S "b" Test Multiplie              0          0          0        0        0
                                           Counter "a"--w\"b"                  0          0          0        0        0
                                           Counter "b" Test                    0          0          0        0        0
                                           Counter "Current"                   0          0          0        0        0
                                           Counter "a"--w\current              0          0          0        0        0
                                           Counter "Note" Test                 0          0          0        0        0

NET OPERATING INCOME                                                           0          0          0        0        0

DEFERRED MAINTENANCE/CAPITAL
 IMPVMNTS                                                                      0          0          0        0        0

OTHER EXPENSES & GENERAL
 RESERVES                                                                      0          0          0        0        0

NEW MORTGAGE IN YEAR                                                           0          0          0        0        0
   COST OF REFINANCE                                                           0          0          0        0        0
   DEBT SERVICE 1a                                                             0          0          0        0        0
   DEBT SERVICE 1b                                                             0          0          0        0        0
   ESCROWS DUE AT CLOSING
   MORTGAGE BALLOON--PAYOFF 1a                                                 0          0          0        0        0
   MORTGAGE BALLOON--PAYOFF 1b                                                 0          0          0        0        0
   NET--REPLACEMENT RESERVE FUNDING/DRAWS

MORTGAGE--DEBT
   MORTGAGE BALLOON--PAYOFF
   ADD'L CASH FLOWS DUE

SALE OF PROPERTY IN YEAR                                                       0          0          0        0        0
COST OF SALE IN YEAR                                                           0          0          0        0        0
ADDITIONAL RESERVE
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES
 @ 11/95
TAX ESCROW AS OF 11/95
ESTIMATED CASH @ 12/95
ESTIMATED REPLACEMENT
 RESERVE CASH @ 12/95
ACCOUNTS PAYABLE @ 11/95
SUBTOTAL--NET CASH FLOW                                                        0          0          0        0        0

DEVLPMNT/REFI/SALES FEES D                                                     0          0          0        0        0
ADD'L PARTNERSHIP FUNDS DUE                                                    0          0          0        0        0
ADD'L PARTNERSHIP FUNDS

 REPAID                                                                        0          0          0        0        0
                                                                               -          -          -        -        -

CASH FLOW FROM PROPERTY
 OPERATIONS                                                                    0          0          0        0        0
                                                                               =          =          =        =        =

MIDTREE ASSOCIATES
DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  LP'S               NON AFFILIATES     0             0        79,194        84,099      48,160         512,495       0       0
                     CH                 0             0             0             0           0               0       0       0
                     HFGI               0             0        92,282        92,998      56,120         597,193       0       0
                     PHOENIX/INWOOD     0             0             0             0           0               0       0       0
  GP'S               NON HFGI/CH        0             0           275           292         167           1,780       0       0
                     CH                 0             0             3             4           2              23       0       0
                     HFGI               0             0            70            74          42             451       0       0
                     PHOENIX/INWOOD     0             0         3,151         3,346       1,916          20,393       0       0
HFGI ADVANCES                           0       181,175         6,100         3,733      36,120         384,368       0       0
OTHER                                   0             0             0         7,264      70,288         747,967       0       0
HFGI SALES COMMISSION & REFI FEES       0             0             0             0           0         322,173       0       0
HFGI ADVANCES FUNDED & REPAID B/
  DISTRIBUTIONS                         0             0             0             0           0               0       0       0
                                        -       -------       -------       -------     -------       ---------       -       -
  TOTAL DISBURSEMENTS                   0       181,175       181,077       196,810     212,816       2,586,843       0       0
                                        =       =======       =======       =======     =======       =========       =       =


  LP'S               NON AFFILIATES          0       0       0         723,948
                     CH                      0       0       0               0
                     HFGI                    0       0       0         843,593
                     PHOENIX/INWOOD          0       0       0               0
  GP'S               NON HFGI/CH             0       0       0           2,514
                     CH                      0       0       0              32
                     HFGI                    0       0       0             637
                     PHOENIX/INWOOD          0       0       0          28,808
HFGI ADVANCES                                0       0       0         611,496
OTHER                                        0       0       0         825,519
HFGI SALES COMMISSION & REFI FEES            0       0       0         322,173
HFGI ADVANCES FUNDED & REPAID B/
  DISTRIBUTIONS                              0       0       0               0
                                             -       -       -       ---------
  TOTAL DISBURSEMENTS                        0       0       0       3,358,721
                                             =       =       =       =========


MIDTREE ASSOCIATES
HFGI/AFFILIATES--DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  Summary HFGI                                     0           181,175        98,452       101,805        92,282       1,304,185
  Summary PHOENIX/INWOOD                           0                 0         3,151         3,346         1,916          20,393
  Summary CH                                       0                 0             3             4             2              23
                                          ----------        ----------       -------       -------       -------       ---------
    TOTAL SUMMARY HFGI/CH/HPI                      0           181,175       101,607       105,155        94,201       1,324,601
                                          ==========        ==========       =======       =======       =======       =========
PV OF HFGI/CH/SUMMARY   10.00%            $1,214,495

  Management Fee Profit
    (4% out of 6%)       4.00%                     0            40,862        42,195        43,469        44,775          46,119
                                          ==========        ==========       =======       =======       =======       =========
PV OF MGT FEE PROFIT    10.00%            $  163,896

SUMMARY HFGI/CH/HPI w/MGT FEE PROFIT
  Summary HFGI w/MGT FEE PROFIT                    0           222,037       140,647       145,274       137,057       1,350,304
  Summary PHOENIX/INWOOD                           0                 0         3,151         3,346         1,916          20,393
                                          ----------
  Summary CH                                       0                 0             3             4             2              23
                                          ----------        ----------       -------       -------       -------       ---------
  TOTAL SUMMARY HFGI/CH/HPI &
    MGT FEE PROFIT                                 0           222,037       143,802       148,624       138,975       1,370,720
                                          ==========        ==========       =======       =======       =======       =========
PV OF MGT FEE PROFIT   10.00%             $1,378,391


  Summary HFGI                                             0       0       0       0       0       1,777,899
  Summary PHOENIX/INWOOD                                   0       0       0       0       0          28,808
  Summary CH                                               0       0       0       0       0              32
                                                           -       -       -       -       -       ---------
    TOTAL SUMMARY HFGI/CH/HPI                              0       0       0       0       0       1,806,739
                                                           =       =       =       =       =       =========
PV OF HFGI/CH/SUMMARY   10.00%

  Management Fee Profit
    (4% out of 6%)       4.00%                             0       0       0       0       0         217,419
                                                           =       =       =       =       =       =========
PV OF MGT FEE PROFIT    10.00%

SUMMARY HFGI/CH/HPI w/MGT FEE PROFIT
  Summary HFGI w/MGT FEE PROFIT                            0       0       0       0       0       1,995,319
  Summary PHOENIX/INWOOD                                   0       0       0       0       0          28,808
  Summary CH                                               0       0       0       0       0              32
                                                           -       -       -       -       -       ---------
  TOTAL SUMMARY HFGI/CH/HPI &
    MGT FEE PROFIT                                         0       0       0       0       0       2,024,158
                                                           =       =       =       =       =       =========
PV OF MGT FEE PROFIT   10.00%

AMOUNT REFLECTED AS "DUE AT CLOSING" BASED ON ACTUAL CLOSING STATEMENT OF PW LOAN REFINANCE.
MIDTREE (PHOENIX SQ) APARTMENTS
ASSUMPTIONS
"HOLD SCENARIO" 5 YEARS

                SALES                                CURRENT DEBT

Sale Date (Month, Year)              60/5     Maturity Date                          01-Dec-00
Cap Rate                            10.00%    Maturity Amount
Cost of Sale--Non HFGI               1.50%    Current Debt Driver                            1
Cost of Sale--HFGI                   5.00%    Term Remaining
Replacement Reserve/Unit--Current    $271
RR Annual % Incr                     3.00%    Current Balloon              25-Nov-95/4,200,000
Replacement Reserve/Unit--Sales      $305     Monthly D/S--1st                       60/31,111
                                              Monthly D/S--1st
                                              Monthly D/S--2nd

       REFINANCE SCENARIO #"A"                 REFINANCE SCENARIO #"B"

Year of Refinance                       0     Loan Proceeds                                  0
Cost of Refinance--Non HFGI          4.00%    Cost of Refinance--Non HFGI                    0
Replacement Reserve/Unit--Ref        $271     Replacement Reserve/$                          0
220+T-Bill                           8.30%    220 + T-Bill                                8.10%
Constant                             9.50%    Constant                                    8.89%
Term (Months/Years)                   0/0     Term (Months/Years)                          0/0
Coverage Ratio                       1.25     Coverage Ratio                              1.25
Amo--Months                           300     Amo--Months                                  360


          @ CLOSING B/S DATA                   HFGI DISTRIBUTION NPV DATA

     Accrued Property Taxes         (24,499)   Discount Rate                               10.00%
     Property Tax Escrow             33,645    NPV Dollars--HFGI/CH/HPI               $1,214,495
     Cash on Hand                    80,966    NPV Dollars--Mgt Fee Profit            $  163,896
     Replacement/Deficit Escrows          0    NPV $'s-HFGI/CH/HPI/Mgt Fee Profit     $1,378,391

     Accounts Payable               (33,467)

NORTHTREE (CANDLEWICK) APARTMENTS
NET CASH FLOW
"HOLD SCENARIO" 5 YEARS

                                                                               ACTUAL
                                                                              1/25/95-             1996
                                            ACTUAL           ACTUAL           12/31/95             BUDGET              PROJ
                                            1993              1994            FISCAL YR            YEAR 1              YEAR 2
                                            ------           ------           ---------            ------              ------

RENT POTENTIAL                            987,064          1,099,480          1,159,440          1,204,209          1,240,335
   % increase                                3.00%             11.39%              5.45%              3.86%              3.00%
+/- POTENTIAL                             (40,711)           (35,135)           (33,135)           (20,562)           (18,896)
   % increase                                4.12%              3.20%              2.86%              1.71%              1.52%
CONCESSIONS                                  (632)              (315)            (3,375)              (300)            (1,240)
   %                                         0.06%              0.03%              0.29%              0.02%              0.10%
VACANCY                                   (30,006)           (31,952)           (34,092)           (32,213)           (37,210)
   %                                         3.04%              2.91%              2.94%              2.68%              3.00%
DELINQUENT                                 (6,949)            (8,915)            (8,000)            (6,060)            (6,009)
   %                                         0.73%              0.84%              0.71%              0.52%              0.50%
                                       ----------         ----------         ----------         ----------         ----------

     RENTAL INCOME                        908,766          1,023,163          1,080,838          1,145,074          1,176,979

OTHER INCOME                              158,353            171,132            136,271            144,455            148,789
   % increase                                3.00%              8.07%            -20.37%              6.01%              3.00%
SPECIAL OPERATIONS
   % increase                                2.00%
                                       ----------         ----------         ----------         ----------         ----------
     TOTAL INCOME                       1,067,119          1,194,295          1,217,109          1,289,529          1,325,768
                                       ----------         ----------         ----------         ----------         ----------

CONTROLLABLE COSTS                        220,361            219,153            215,638            229,704            236,595
   % increase                                3.00%             -0.55%             -1.60%              6.52%              3.00%
MANAGEMENT FEES                            21,878             45.926%            60,855             64,476             66,288
   % increase                                5.00%            109.92%             32.51%              5.95%              2.81%
                                       ----------         ----------         ----------         ----------         ----------

UTILITIES                                 142,751            148,384            133,531            137,025            141,136
   % increase                                3.00%              3.95%            -10.01%              2.62%              3.00%
TAXES                                      45,616             45,449             45,275             67,000             70,350
   % increase                                5.00%             -0.37%              1.82%             44.79%              5.00%
INSURANCE                                  19,078             16,149             18,809             17,640             18,169
   % increase                                3.00%            -15.35%             16.47%             -6.22%              3.00%
                                       ----------         ----------         ----------         ----------         ----------

OVERHEAD                                  207,445            209,982            198,615            221,665            229,655
                                       ----------         ----------         ----------         ----------         ----------

     TOTAL EXPENSES                       449,684            475,061            475,108            515,845            532,538
                                       ----------         ----------         ----------         ----------         ----------

NET OPERATING INCOME                      617,435            719,234            742,001            773,684            793,230
                                                               16.49%              3.17%              4.27%              2.53%

DEF MAINT/CAP IMPV/Per Unit--350          175,317            146,469             66,729            108,872             64,400
   % increase                                3.00%
                                       ----------         ----------         ----------         ----------         ----------

NET CASH FLOW B/DEBT SERV                 442,118            572,765            675,272            664,812            728,830

DEBT SERVICE PAID                        (452,792)          (490,417)          (544,094)
                                       ----------         ----------         ----------

NET CASH FLOW A/DEBT                      (10,674)            82,348            131,178


                                          PROJ               PROJ               PROJ
                                         YEAR 3              YEAR 4            YEAR 5
                                         ------              ------            ------

RENT POTENTIAL                          1,277,545          1,315,872          1,355,348
   % increase                                3.00%              3.00%              3.00%
+/- POTENTIAL                             (18,702)           (19,009)           (19,495)
   % increase                                1.46%              1.44%              1.44%
CONCESSIONS                                (1,278)            (1,316)            (1,355)
   %                                         0.10%              0.10%              0.10%
VACANCY                                   (38,326)           (39,476)           (40,660)
   %                                         3.00%              3.00%              3.00%
DELINQUENT                                 (6,190)            (6,375)            (6,567)
   %                                         0.50%              0.50%              0.50%
                                       ----------         ----------         ----------

     RENTAL INCOME                      1,213,050          1,249,695          1,287,270

OTHER INCOME                              153,252            157,850            162,585
   % increase                                3.00%              3.00%              3.00%
SPECIAL OPERATIONS
   % increase
                                       ----------         ----------         ----------

     TOTAL INCOME                       1,366,302          1,407,545          1,449,856
                                       ----------         ----------         ----------

CONTROLLABLE COSTS                        243,693            251,004            258,534
   % increase                                3.00%              3.00%              3.00%
MANAGEMENT FEES                            68,315             70,377             72,493
   % increase                                3.06%              3.02%              3.01%
                                       ----------         ----------         ----------

UTILITIES                                 145,370            149,731            154,223
   % increase                                3.00%              3.00%              3.00%
TAXES                                      73,868             77,561             81,439
   % increase                                5.00%              5.00%              5.00%
INSURANCE                                  18,714             19,276             19,854
   % increase                                3.00%              3.00%              3.00%
                                       ----------         ----------         ----------

OVERHEAD                                  237,952            246,567            255,516
                                       ----------         ----------         ----------

     TOTAL EXPENSES                       549,960            567,948            586,542
                                       ----------         ----------         ----------

NET OPERATING INCOME                      816,342            839,596            863,313
                                             2.91%              2.85%              2.82%

DEF MAINT/CAP IMPV/Per Unit--350           66,332             68,322             70,372
   % increase
                                       ----------         ----------         ----------

NET CASH FLOW B/DEBT SERV                 750,010            771,274            792,942

DEBT SERVICE PAID

NET CASH FLOW A/DEBT


                   T-12 IS BASED ON 1995 PROPERTY TAX EXPENSE.

NORTHTREE (CANDLEWICK) APARTMENTS
RATIOS/PER UNIT AND PER SQ. FT. COMPARISONS
"HOLD SCENARIO" 5 YEARS

                                                           ACTUAL
                                                          1/25/95-       1996
                                              ACTUAL       12/31/95     BUDGET        PROJ         PROJ         PROJ        PROJ
                                               1994        FISCAL YR    YEAR 1       YEAR 2       YEAR 3       YEAR 4      YEAR 5
                                              ------       ---------    ------       ------       ------       -------     ------
RENT POTENTIAL LESS CONCESSIONS PER UNIT          498          524          545          561          578          595        613
RENT POTENTIAL INCREASE PER UNIT                                             22           16           17           17         18

RENT POTENTIAL LESS CONCESSIONS PER SQ. FT    $  0.71      $  0.75      $  0.78      $  0.80      $  0.83      $  0.85    $  0.88
REVENUES/SQ. FT                               $  0.77      $  0.79      $  0.83      $  0.86      $  0.88      $  0.91    $  0.94

EXPENSES PER UNIT                               2,582        2,582        2,804        2,894        2,989        3,087      3,188
EXPENSES SQ. FT                               $  3.69      $  3.69      $  4.00      $  4.13      $  4.27      $  4.41    $  4.55

CONTROLLABLE EXPENSES PER UNIT                  1,191        1,172        1,248        1,286        1,324        1,364      1,405
CONTROLLABLE EXPENSES PER SQ. FT              $  1.70      $  1.67      $  1.78      $  1.84      $  1.89      $  1.95    $  2.01

OVERHEAD PER UNIT                               1,141        1,079        1,205        1,248        1,293        1,340      1,389
OVERHEAD PER SQ. FT                           $  1.63      $  1.54      $  1.72      $  1.78      $  1.85      $  1.91    $  1.98

EXPENSE TO REVENUE RATIO                        39.78%       39.04%       40.00%       40.17%       40.25%       40.35%     40.46%

NOI PER UNIT                                    3,909        4,033        4,205        4,311        4,437        4,563      4,692

DEF MAINT/CAP X PER UNIT                          796          363          592          350          361          371        382


CURRENT EFFECTIVE RENT RATE

BEGINNING "RENT ROLL" @ 1/1/96

                                                     SQUARE         RENTAL         RENT/        TOTAL         TOTAL
         UNIT TYPE                     NUMBER         FEET           RATE         SQ. FT.      SQ. FT.        RENT
                                       ------        ------         ------        -------      -------        -----

         A1                                40           541           454         $ 0.84        21,640    $    18,160
         A2                                40           582           484         $ 0.83        23,280    $    19,360
         A3                                 2           700           497         $ 0.71         1,400    $       994
         A4                                 2           720           537         $ 0.75         1,440    $     1,074
         A5                                29           890           539         $ 0.61        25,810    $    15,631
         A6                                39           900           622         $ 0.69        35,100    $    24,268
         A7                                32           630           652         $ 1.03        20,160    $    20,864
                    TOTAL                 184

                    WEIGHTED AVERAGE                    700         $ 545         $ 0.78       128,830    $   100,351 per mth
                                                                                                          $ 1,204,209 per year

NORTHTREE (CANDLEWICK) APARTMENTS
SOURCES & USES OF CASH FLOW
"HOLD SCENARIO" 5 YEARS


                                                                         S/(U)      S/(U)       S/(U)      S/(U)     S/(U)
                                                     DUE AT             OF CASH    OF CASH     OF CASH    OF CASH   OF CASH
                                                     CLOSING             YR 1       YR 2        YR 3       YR 4      YR 5
                                                     -------            -------    -------     --------    -------   -------

                                           Test Scales                      1          2          3         4           5
                                           Second Funding Test              N          N         N          N           N
                                           D/S "a" Test Multiplier          0          0         0          0           0
                                           D/S "b" Test Multiplier          1          1         1          1           1
                                           Counter "a"--w\"b"               0          0         0          0           0
                                           Counter "b" Test                12         12        12         12          12
                                           Counter "Current"                0          0         0          0           0
                                           Counter "a"--w\current          12          0         0          0           0
                                           Counter "Note" Test             12         12        12         12          12

NET OPERATING INCOME                                                  773,684    793,230   816,342    839,596     863,313

DEFERRED MAINTENANCE/CAPITAL
 IMPVMNTS                                                            (108,872)   (64,400)  (66,332)   (68,322)    (70,372)

OTHER EXPENSES & GENERAL
 RESERVES                                       100                   (18,400)   (18,952)  (19,521)   (20,106)    (20,709)

NEW MORTGAGE IN YEAR                                     5,000,000          0          0         0          0           0
   COST OF REFINANCE                                      (125,000)         0          0         0          0           0
   DEBT SERVICE 1a                                                          0          0         0          0           0
   DEBT SERVICE 1b                                                   (467,723)  (467,723) (467,723)  (467,723)   (467,723)
   ESCROWS DUE AT CLOSING                                        0          0
   MORTGAGE BALLOON--PAYOFF 1a                                              0          0         0          0           0
   MORTGAGE BALLOON--PAYOFF 1b                                              0          0         0          0  (4,556,384)

MORTGAGE--DEBT

   MORTGAGE BALLOON--PAYOFF                             (4,850,000)
   ADD'L CASH FLOWS DUE                                          0

SALE OF PROPERTY IN YEAR                                                    0          0         0          0   8,314,882
COST OF SALE IN YEAR                                                        0          0         0          0    (124,723)
ADDITIONAL RESERVE                                                     (5,727)                                      5,727
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES

 @ 11/95                                    (32,105)                                                              (32,105)
TAX ESCROW AS OF 11/95                       48,422                                                                48,422
ESTIMATED CASH @ 12/95                                           0    128,461
ESTIMATED REPLACEMENT
 RESERVE CASH @ 12/95                                            0

ACCOUNTS PAYABLE @ 11/95                     (9,806)                                                               (9,806)
SUBTOTAL--NET CASH FLOW                                     25,000    301,422    242,154   262,767    283,445   3,950,522


                                                                             S/(U)      S/(U)     S/(U)      S/(U)     S/(U)
                                                                           OF CASH    OF CASH   OF CASH    OF CASH    OF CASH
                                                     DUE AT                  YR 6       YR 7      YR 8       YR 9       YR 10
                                                     CLOSING                 ------    --------  -------    -------    ------
                                           Test Scales                        6          7          8         9       10
                                           Second Funding Test                N          N          N         N        N
                                           D/S "a" Test Multiplier            0          0          0         0        0
                                           D/S "b" Test Multiplier           (0)         0          0         0        0
                                           Counter "a"--w\"b"                 0          0          0         0        0
                                           Counter "b" Test                   0          0          0         0        0
                                           Counter "Current"                  0          0          0         0        0
                                           Counter "a"--w\current             0          0          0         0        0
                                           Counter "Note" Test                0          0          0         0        0

NET OPERATING INCOME                                                          0          0          0         0        0

DEFERRED MAINTENANCE/CAPITAL
 IMPVMNTS                                                                     0          0          0         0        0

OTHER EXPENSES & GENERAL
 RESERVES                                                                     0          0          0         0        0

NEW MORTGAGE IN YEAR                                                          0          0          0         0        0
   COST OF REFINANCE                                                          0          0          0         0        0
   DEBT SERVICE 1a                                                            0          0          0         0        0
   DEBT SERVICE 1b                                                            0          0          0         0        0
   ESCROWS DUE AT CLOSING
   MORTGAGE BALLOON--PAYOFF 1a                                                0          0          0         0        0
   MORTGAGE BALLOON--PAYOFF 1b                                                0          0          0         0        0

MORTGAGE--DEBT

   MORTGAGE BALLOON--PAYOFF
   ADD'L CASH FLOWS DUE

SALE OF PROPERTY IN YEAR                                                      0          0          0         0         0
COST OF SALE IN YEAR                                                          0          0          0         0         0
ADDITIONAL RESERVE
PROJECTED DEVELOPMENT COSTS
ACCRUED PROPERTY TAXES

 @ 11/95
TAX ESCROW AS OF 11/95
ESTIMATED CASH @ 12/95
ESTIMATED REPLACEMENT
 RESERVE CASH @ 12/95

ACCOUNTS PAYABLE @ 11/95
SUBTOTAL--NET CASH FLOW                                                       0          0          0         0         0

                                                                    S/<U>     S/<U>      S/<U>      S/<U>         S/<U>
                                                                  OF CASH   OF CASH    OF CASH    OF CASH       OF CASH
                                         DUE AT CLOSING              YR 1      YR 2       YR 3       YR 4          YR 5
                                   --------------------------    --------  --------   --------   --------      ----------
DEVLPMNT/REFI/SALES FEES D         1.00% 5.00%        (50,000)         0         0           0          0       (415,744)
ADD'L PARTNERSHIP FUNDS DUE                            25,000          0         0           0          0              0
ADD'L PARTNERSHIP FUNDS
 REPAID                                                     0    (25,000)        0           0          0              0
                                   ----------         -------    -------   -------     -------    -------      ---------
CASH FLOW FROM PROPERTY
 OPERATIONS                                                 0    276,422   242,154     262,767    283,445      3,534,778
                                   ==========         =======    =======   =======     =======    =======      =========

                                     S/<U>        S/<U>     S/<U>      S/<U>       S/<U>
                                   OF CASH      OF CASH   OF CASH    OF CASH     OF CASH
                                     YR 6         YR 7      YR 8       YR 9       YR 10
                                   ----------   -------   -------    --------   --------
DEVLPMNT/REFI/SALES FEES D                  0         0         0           0          0
ADD'L PARTNERSHIP FUNDS DUE                 0         0         0           0          0
ADD'L PARTNERSHIP FUNDS
 REPAID                                     0         0         0           0          0
                                   ----------   -------   -------    --------   --------
CASH FLOW FROM PROPERTY
 OPERATIONS                                 0         0         0           0          0
                                   ==========   =======   =======    ========   ========

NORTHTREE ASSOCIATES
DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  LP'S               NON AFFILIATES                    0         0     12,610    35,100      37,862    697,978         0
                     CH                                0         0         37       102         110      2,033         0
                     HFGI                              0         0        737     2,051       2,213     40,788         0
                     PHOENIX/INWOOD                    0         0     33,344    92,816     100,120  1,845,697         0
  GP'S               NON HFGI/CH                       0         0         37       103         111      2,054         0
                     CH                                0         0          0         1           1         26         0
                     HFGI                              0         0          9        26          28        520         0
                     PHOENIX/INWOOD                    0         0        425     1,183       1,276     23,527         0
  HFGI ADVANCES                                        0   276,422    147,756         0           0          0         0
  OTHER                                                0         0     47,199   131,383     141,722    922,156         0
  HFGI SALES COMMISSION & REFI FEES               50,000         0          0         0           0    415,744         0
  HFGI ADVANCES FUNDED & REPAID B/
    DISTRIBUTIONS                                (25,000)   25,000          0         0           0          0         0
                                              ----------   -------    -------   -------     -------  ---------   -------
    TOTAL DISBURSEMENTS                           25,000   301,422    242,154   262,767     283,445  3,950,522         0
                                              ==========   =======    =======   =======     =======  =========   =======

NORTHTREE ASSOCIATES
HFGI/AFFILIATES--DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  Summary HFGI                                    25,000   301,422    148,502     2,077       2,241    457,052         0
  Summary PHOENIX/INWOOD                               0         0     33,769    93,999     101,397  1,869,224         0
  Summary CH                                           0         0         37       104         112      2,059         0
                                              ----------   -------    -------   -------     -------  ---------   -------
    TOTAL SUMMARY HFGI/CH/HPI                     25,000   301,422    182,308    96,180     103,749  2,328,335         0
                                              ==========   =======    =======   =======     =======  =========   =======

PV OF HFGI/CH/SUMMARY           10.00%        $2,038,525

  Management Fee Profit
    (4% out of 6%)               4.00%                 0    51,581     53,031    54,652      56,302     57,994         0
                                              ==========   =======   ========   =======     =======  =========   =======
PV OF MGT FEE PROFIT            10.00%          $206,245

SUMMARY HFGI/CH/HPI W/MGT FEE PROFIT
  Summary HFGI w/MGT FEE PROFIT                   25,000   353,004    201,533    56,729      58,543    515,046         0
  Summary PHOENIX/INWOOD                               0         0     33,769    93,999     101,397  1,869,224         0
  Summary CH                                           0         0         37       104         112      2,059         0
                                              ----------   -------    -------   -------     -------  ---------   -------
  TOTAL SUMMARY HFGI/CH/HPI &
    MGT FEE PROFIT                                25,000   353,004    235,339   150,832     160,051  2,386,329         0
                                              ==========   =======    =======   =======     =======  =========   =======
PV OF MGT FEE PROFIT            10.00%        $2,244,769



NORTHTREE ASSOCIATES
DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  LP'S               NON AFFILIATES                       0           0         0          0        783,549
                     CH                                   0           0         0          0          2,282
                     HFGI                                 0           0         0          0         45,789
                     PHOENIX/INWOOD                       0           0         0          0      2,071,978
  GP'S               NON HFGI/CH                          0           0         0          0          2,305
                     CH                                   0           0         0          0             29
                     HFGI                                 0           0         0          0            584
                     PHOENIX/INWOOD                       0           0         0          0         26,411
  HFGI ADVANCES                                           0           0         0          0        424,178
  OTHER                                                   0           0         0          0      1,242,461
  HFGI SALES COMMISSION & REFI FEES                       0           0         0          0        465,744
  HFGI ADVANCES FUNDED & REPAID B/
    DISTRIBUTIONS                                         0           0         0          0              0
                                                   --------    --------  --------   --------      ---------
    TOTAL DISBURSEMENTS                                   0           0         0          0      5,065,310
                                                   ========    ========  ========   ========      =========

NORTHTREE ASSOCIATES
HFGI/AFFILIATES--DISBURSEMENTS DETAIL
"HOLD SCENARIO" 5 YEARS

  Summary HFGI                                            0           0         0          0        936,295
  Summary PHOENIX/INWOOD                                  0           0         0          0      2,098,389
  Summary CH                                              0           0         0          0          2,311
                                                   --------    --------  --------   --------      ---------
    TOTAL SUMMARY HFGI/CH/HPI                             0           0         0          0      3,036,995
                                                   ========    ========  ========   ========      =========

PV OF HFGI/CH/SUMMARY           10.00%

  Management Fee Profit
    (4% out of 6%)               4.00%                    0           0         0          0        273,560
                                                   ========    ========  ========   ========      =========
PV OF MGT FEE PROFIT            10.00%

SUMMARY HFGI/CH/HPI W/MGT FEE PROFIT
  Summary HFGI w/MGT FEE PROFIT                           0           0         0          0      1,209,855
  Summary PHOENIX/INWOOD                                  0           0         0          0      2,098,389
  Summary CH                                              0           0         0          0          2,311
                                                   --------    --------  --------   --------       --------
  TOTAL SUMMARY HFGI/CH/HPI &
    MGT FEE PROFIT                                        0           0         0          0      3,310,554
                                                   ========    ========  ========   ========      =========
PV OF MGT FEE PROFIT            10.00%

NORTHTREE (CANDLEWICK) APARTMENTS
ASSUMPTIONS
"HOLD SCENARIO" 5 YEARS

             SALES                             CURRENT DEBT
Sale Date (Month, Year)                 60   5 Maturity Date               01-Jan-99
Cap Rate                            10.00%   Maturity Amount               4,752,189
Cost of Sale--Non HFGI               1.50%   Current Debt Driver                   0
Cost of Sale--HFGI                   5.00%   Term Remaining
Replacement Reserve/Unit--Current     $271
RR Annual % Incr                     3.00%   Current Balloon     25-Nov-95 4,850,000
Replacement Reserve/Unit--Sales       $305   Monthly D/S--1st              40/39,417
                                             Monthly D/S--1st
                                             Monthly D/S--2nd



 @ CLOSING B/S DATA               HFGI DISTRIBUTION NPV DATA
Accrued Property Taxes     (32,105) Discount Rate                            10.00%
Property Tax Escrow         48,422  NPV Dollars--HFGI/CH/HPI             $2,038,525
Cash on Hand                76,450  NPV Dollars--Mgt Fee Profit            $206,245
Replacement/Deficit Escrows      0  NPV $'s-HFGI/CH/HPI/Mgt Fee Profit   $2,244,769

Accounts Payable           (9,806)



       REFINANCE SCENARIO #"A"                 REFINANCE SCENARIO #"B"
Year of Refinance                  0    Loan Proceeds                  5,000,000
Cost of Refinance--Non HFGI    4.00%    Cost of Refinance--Non HFGI      125,000
Replacement Reserve/Unit--Ref   $271    Replacement Revenue/$                  0
220+T-Bill                     8.30%    Interest Rate                      7.58%
Constant                       9.50%    Constant                           9.35%
Term (Mnths/Yrs)                 0/0    Term (Mnths/Yrs)                    60/5
Coverage Ratio                  1.25    Coverage Ratio                      1.25
Amo--Months                      300    Amo--Months                          264

LANETREE
NET CASH FLOW CALCULATIONS
# of Units 299

                                                                        BASE CASE
                                                                       ASSUMPTIONS             1996           1997          1998
                                                               --------------------------   -----------   -----------    ---------
NET CASH FLOW CALC
PRELIMINARY 1996 OPER BUDGET - NOI                                                            1,364,622   1,419,207    1,475,975
   GROWTH RATE %                                                                                               4.00%        4.00%
   Adj Replacement Reserves to                                          300                           0           0      (89,700)
   Net Cap X/PR - (Net of Escrow Dep/Withdraw)                          250                     (74,750)    (77,740)           0
   Partnership Expense                                                                          (10,175)    (10,582)     (11,005)
   Debt Service 1st                                                                            (761,205)   (761,205)    (761,205)
   Debt Service 2nd                                                                             (89,419)    (89,419)     (89,419)
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW B/PARTNERSHIP LOAN D/S                                             429,074     480,262      524,647

   Partnership Loan D/S                                                                        (117,483)   (117,483)    (175,488)
   Contribution Advances/Receipts To Cover Partnership Operations              (24,245)         (26,526)    (18,730)      (2,777)
   Contribution Agreement Payments of Prior Period Contribution Receipts                              0           0            0
   Contribution Agreement Receipts of Prior Period Contribution Advances                         16,716       2,091       13,227
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW B/1ST PRIORITY                                                     301,781     346,140      359,609

ADD'L 3RD PARTY ADVS TO COVER 1ST & 2ND PRIORITY DISTRIBUTION                   10,327                0           0            0
                                                                                              ---------   ---------    ---------

ANNUAL CASH FLOW B/1ST PRIORITY; A/THIRD PARTY ADVANCES                                         301,781     346,140      359,609

1ST PRIORITY
   90%--  To Hall L.P. (6% Preference)                               90.00%                    (196,793)   (196,793)    (196,793)
    9%--  To Common L.P.                                              9.00%                     (19,679)    (19,679)     (19,679)
    1%--  To Common G.P.                                              1.00%                      (2,187)     (2,187)      (2,187)
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW A/1ST PRIORITY                                                      83,122     127,482      140,950

2ND PRIORITY
   90%--  To Common L.P./MNote Related (Mgt N)                       90.00%                     (36,248)    (36,248)     (36,248)
    9%--  To Common L.P./Other                                        9.00%                      (3,625)     (3,625)      (3,625)
    1%--  To Common G.P.                                              1.00%                        (403)       (403)        (403)
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW A/2ND PRIORITY                                                      42,846      87,206      100,675

3RD PRIORITY
  100%--  To Hall L.P. (Partial Profit Participation)               100.00%                      (6,473)     (6,473)      (6,473)
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW A/3RD PRIORITY                                                      36,373      80,733       94,201

4TH PRIORITY
  100%--  To Common L.P./MN Related (Mgt N)                         100.00%                      (1,192)     (1,192)      (1,192)
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW A/4TH PRIORITY                                                      35,181      79,541       93,009

5TH PRIORITY
  100%--  Repayment of Advances by Third Parties                    100.00%                     (11,360)          0            0
                                                                                              ---------   ---------    ---------
            ANNUAL CASH FLOW A/5TH PRIORITY                                                      28,821      79,541       93,009


                                                                                                                @ SALE
                                                                                    1999          2000          12/2000
                                                                                 -----------    -----------   ----------

NET CASH FLOW CALC
PRELIMINARY 1996 OPER BUDGET - NOI                                                1,535,014      1,596,415     14,248,709
   GROWTH RATE %                                                                       4.00%          4.00%
   Adj Replacement Reserves to                                                      (93,288)       (97,020)
   Net Cap X/PR - (Net of Escrow Dep/Withdraw)                                            0              0
   Partnership Expense                                                              (11,445)       (11,903)      (284,974)
   Debt Service 1st                                                                (761,205)      (761,205)    (9,051,184)
   Debt Service 2nd                                                                 (89,419)       (89,419)      (925,659)
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW B/PARTNERSHIP LOAN D/S                                 579,657        636,869      3,986,892

   Partnership Loan D/S                                                            (175,488)      (175,488)    (1,024,818)
   Contribution Advances/Receipts To Cover Partnership Operations                    (1,947)        (1,074)        75,299
   Contribution Agreement Payments of Prior Period Contribution Receipts                  0              0              0
   Contribution Agreement Receipts of Prior Period Contribution Advances              2,409              0        (34,443)
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW B/1ST PRIORITY                                         404,632        460,307      3,002,930

ADD'L 3RD PARTY ADVS TO COVER 1ST & 2ND PRIORITY DISTRIBUTION                             0              0      1,312,638
                                                                                  ---------      ---------     ----------

ANNUAL CASH FLOW B/1ST PRIORITY; A/THIRD PARTY ADVANCES                             404,632        460,307      4,315,568

1ST PRIORITY
   90%--  To Hall L.P. (6% Preference)                                             (196,793)      (196,793)    (3,279,878)
    9%--  To Common L.P.                                                            (19,679)       (19,679)      (327,988)
    1%--  To Common G.P.                                                             (2,187)        (2,187)       (36,443)
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW A/1ST PRIORITY                                         185,973        241,648        671,259

2ND PRIORITY
   90%--  To Common L.P./MNote Related (Mgt N)                                      (36,248)       (36,248)      (604,133)
    9%--  To Common L.P./Other                                                       (3,625)        (3,625)       (60,413)
    1%--  To Common G.P.                                                               (403)          (403)        (6,713)
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW A/2ND PRIORITY                                         145,698        201,373              0

3RD PRIORITY
  100%--  To Hall L.P. (Partial Profit Participation)                                (6,473)        (6,473)             0
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW A/3RD PRIORITY                                         139,225        194,900              0

4TH PRIORITY
  100%--  To Common L.P./MN Related (Mgt N)                                          (1,192)        (1,192)             0
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW A/4TH PRIORITY                                         138,032        193,707              0

5TH PRIORITY
  100%--  Repayment of Advances by Third Parties                                          0              0              0
                                                                                  ---------      ---------     ----------
            ANNUAL CASH FLOW A/5TH PRIORITY                                         138,032        193,707              0

                                                                        BASE CASE
                                                                       ASSUMPTIONS             1996           1997          1998
                                                               --------------------------   -----------   -----------    ---------
6TH PRIORITY
   20%--  To Hall L.P. (Profit Participation)                              20.00%              (4,764)     (15,908)       (18,602)
      --  To Common L.P. Mgmt Note Related (Profit Participation)                                (878)      (2,930)        (3,426)
   79%--  To Common L.P.--Other (Profit Participation)                     79.00%             (17,952)     (59,943)       (70,094)
    1%--  To Common G.P. (Profit Participation)                             1.00%                (227)        (759)          (887)
                                                                           80.00%                   0            0              0

SUMMARY

   Summary  --To Hall L.P.                                                                    208,030      219,174        221,868
   Summary  --To Common L.P. Mgmt Note Related                                                 38,318       40,371         40,867
   Summary  --To Common L.P. Other                                                             41,256       83,248         93,398
   Summary  --To Repayment of Advances by Third Parties                                        11,360            0              0
   Summary  --To Common G.P.                                                                    2,817        3,348          3,477
                                                                                                    0            0              0
Cash Flow to Common G.P. (Net of NPF Advances/Repayments)                                      55,432       86,596         96,874
NPV of Common G.P.                                                                                ERR


                                                                                                       @ SALE
                                                                           1999          2000          12/2000
                                                                       -----------    -----------   ----------

6TH PRIORITY
   20%--  To Hall L.P. (Profit Participation)                            (27,606)       (38,741)            0
      --  To Common L.P. Mgmt Note Related (Profit Participation)         (5,085)        (7,136)            0
   79%--  To Common L.P.--Other (Profit Participation)                  (104,024)      (145,982)            0
    1%--  To Common G.P. (Profit Participation)                           (1,317)        (1,848)            0
                                                                               0             (0)            0

SUMMARY

   Summary  --To Hall L.P.                                               230,872        242,007     3,279,878
   Summary  --To Common L.P. Mgmt Note Related                            42,525         44,576       604,133
   Summary  --To Common L.P. Other                                       127,328        169,286       388,401
   Summary  --To Repayment of Advances by Third Parties                        0              0             0
   Summary  --To Common G.P.                                               3,906          4,437        43,156
                                                                               0              0             0
Cash Flow to Common G.P. (Net of NPF Advances/Repayments)                131,234        173,723      (881,081)
NPV of Common G.P.

TWINTREE
NET CASH FLOW CALCULATIONS
# of Units 186

                                                                        BASE CASE
                                                                       ASSUMPTIONS            1996        1997           1998
                                                               --------------------------  ---------   -----------    -----------
NET CASH FLOW CALC
PRELIMINARY 1996 OPER BUDGET - NOI                                                           834,510     867,890        902,606
   GROWTH RATE %                                                                                            4.00%          4.00%
   Adj Replacement Reserves to                                          300                        0           0        (55,800)
   Net Cap X/RR - (Net of Escrow Dep/Withdraw)                          450                  (75,333)    (78,346)             0
   Partnership Expense                                                                       (10,175)    (10,582)       (11,005)
   Debt Service 1st                                                                         (492,206)   (492,206)      (492,206)
   Debt Service 2nd                                                                          (57,975)    (57,975)       (57,975)
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW B/PARTNERSHIP LOAN D/S                                          198,821     228,781        285,620
   Partnership Loan D/S                                                                      (75,855)    (75,855)      (113,307)
   Contribution Advances/Receipts To Cover Partnership Operations              (8,765)       (10,468)     (7,895)        (1,371)
   Contribution Agreement Payments of Prior Period Contribution Receipts                           0           0              0
   Contribution Agreement Receipts of Prior Period Contribution Advances                       6,597         882          6,527
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW B/1ST PRIORITY                                                  119,095     145,912        177,470
ADD'L 3RD PARTY ADVS TO COVER 1ST & 2ND PRIORITY DISTRIBUTIONS                 20,889              0           0              0
                                                                               ------       --------    --------       --------
ANNUAL CASH FLOW B/1ST PRIORITY; A/THIRD PARTY ADVANCES                                      119,095     145,912        177,470
                                                                                            ========    ========       ========
1ST PRIORITY
   90%--  To Hall L.P. (6% Preference)                               90.00%                  (84,218)    (84,218)       (84,218)
    9%--  To Common L.P.                                              9.00%                   (8,422)     (8,422)        (8,422)
    1%--  To Common G.P.                                              1.00%                     (936)       (936)          (936)
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW A/1ST PRIORITY                                                   25,519      52,337         83,894
2ND PRIORITY
   90%--  To Common L.P./MNote Related (Mgt N)                       90.00%                  (22,469)    (22,469)       (22,469)
    9%--  To Common L.P./Other                                        9.00%                   (2,247)     (2,247)        (2,247)
    1%--  To Common G.P.                                              1.00%                     (250)       (250)          (250)
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW A/2ND PRIORITY                                                      553      27,371         58,929
3RD PRIORITY
  100%--  To Hall L.P. (Partial Profit Participation)               100.00%                      553      (2,964)        (2,964)
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW A/3RD PRIORITY                                                        0      24,408         55,965
4TH PRIORITY
  100%--  To Common L.P./MN Related (Mgt N)                         100.00%                        0        (791)          (791)
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW A/4TH PRIORITY                                                        0      23,617         55,175
5TH PRIORITY
  100%--  Repayment of Advances by Third Parties                    100.00%                        0     (23,617)        (1,825)
                                                                                            --------    --------       --------
            ANNUAL CASH FLOW A/5TH PRIORITY                                                        0           0         53,349
6TH PRIORITY
   20%--  To Hall L.P. (Profit Participation)                        20.00%                        0           0        (10,670)
      --  To Common L.P. Mgmt Note Related (Profit Participation)                                  0           0         (2,847)
   79%--  To Common L.P.--Other (Profit Participation)               79.00%                        0           0        (39,335)
    1%--  To Common G.P. (Profit Participation)                       1.00%                        0           0           (498)
                                                                     80.00%                        0           0              0
SUMMARY
    Summary    --  To Hall L.P.                                                               84,771      87,182         97,852
    Summary    --  To Common L.P. Mgmt Note Related                                           22,469      23,260         26,106
    Summary    --  To Common L.P. Other                                                       10,669      10,669         50,004
    Summary    --  To Repayment of Advances by Third Parties                                       0      23,617          1,825
    Summary    --  To Common G.P.                                                              1,185       1,185          1,683
                                                                                                   0           0              0
Cash Flow to Common G.P. (Net of NPF Advances/Repayments)                                     11,854      35,471         53,512
NPV of Common G.P.                                             ERR                               ERR



                                                                                                                @ SALE
                                                                                    1999          2000          12/2000
                                                                                -----------    -----------   ----------
NET CASH FLOW CALC
PRELIMINARY 1996 OPER BUDGET - NOI                                                  938,710        976,259    8,701,838
   GROWTH RATE %                                                                       4.00%          4.00%
   Adj Replacement Reserves to                                                      (58,032)       (60,353)
   Net Cap X/RR - (Net of Escrow Dep/Withdraw)                                            0              0
   Partnership Expense                                                              (11,445)       (11,903)    (174,037)
   Debt Service 1st                                                                (492,206)      (492,206)  (5,852,629)
   Debt Service 2nd                                                                 (57,975)       (57,975)    (600,152)
                                                                                   --------       --------   ----------
            ANNUAL CASH FLOW B/PARTNERSHIP LOAN D/S                                 319,052        353,821    2,075,020
   Partnership Loan D/S                                                            (113,307)      (113,307)    (661,693)
   Contribution Advances/Receipts To Cover Partnership Operations                      (991)          (560)      30,050
   Contribution Agreement Payments of Prior Period Contribution Receipts                  0              0            0
   Contribution Agreement Receipts of Prior Period Contribution Advances              1,226              0      (15,232)
                                                                                   --------       --------   ----------
            ANNUAL CASH FLOW B/1ST PRIORITY                                         205,980        239,954    1,428,145
ADD'L 3RD PARTY ADVS TO COVER 1ST & 2ND PRIORITY DISTRIBUTIONS                            0              0      547,544
                                                                                   --------       --------   ----------
ANNUAL CASH FLOW B/1ST PRIORITY; A/THIRD PARTY ADVANCES                             205,980        239,954    1,975,689
                                                                                   ========       ========   ==========
1ST PRIORITY
   90%--  To Hall L.P. (6% Preference)                                              (84,218)       (84,218)  (1,403,636)
    9%--  To Common L.P.                                                             (8,422)        (8,422)    (140,364)
    1%--  To Common G.P.                                                               (936)          (936)     (15,596)
                                                                                   --------       --------   ----------
            ANNUAL CASH FLOW A/1ST PRIORITY                                         112,405        146,379      416,093
2ND PRIORITY
   90%--  To Common L.P./MNote Related (Mgt N)                                      (22,469)       (22,469)    (374,484)
    9%--  To Common L.P./Other                                                       (2,247)        (2,247)     (37,448)
    1%--  To Common G.P.                                                               (250)          (250)      (4,161)
                                                                                   --------       --------   ----------
            ANNUAL CASH FLOW A/2ND PRIORITY                                          87,439        121,413            0
3RD PRIORITY
  100%--  To Hall L.P. (Partial Profit Participation)                                (2,964)        (2,964)           0
                                                                                     ------       --------   ----------
            ANNUAL CASH FLOW A/3RD PRIORITY                                          84,475        118,450            0
4TH PRIORITY
  100%--  To Common L.P./MN Related (Mgt N)                                            (791)          (791)           0
                                                                                   --------       --------   ----------
            ANNUAL CASH FLOW A/4TH PRIORITY                                          83,685        117,659            0
5TH PRIORITY
  100%--  Repayment of Advances by Third Parties                                          0              0            0
                                                                                   --------       --------   ----------
            ANNUAL CASH FLOW A/5TH PRIORITY                                          83,685        117,659            0
6TH PRIORITY
   20%--  To Hall L.P. (Profit Participation)                                       (16,737)       (23,532)           0
      --  To Common L.P. Mgmt Note Related (Profit Participation)                    (4,465)        (6,278)           0
   79%--  To Common L.P.--Other (Profit Participation)                              (61,701)       (86,751)           0
    1%--  To Common G.P. (Profit Participation)                                        (781)        (1,098)           0
                                                                                          0              0            0
SUMMARY
    Summary    --  To Hall L.P.                                                     103,919        110,713    1,403,636
    Summary    --  To Common L.P. Mgmt Note Related                                  27,725         29,538      374,484
    Summary    --  To Common L.P. Other                                              72,370         97,420      117,812
    Summary    --  To Repayment of Advances by Third Parties                              0              0            0
    Summary    --  To Common G.P.                                                     1,966          2,284       19,757
                                                                                          0              0            0
Cash Flow to Common G.P. (Net of NPF Advances/Repayments)                            74,337         99,703     (349,975)
NPV of Common G.P.

COACHTREE
NET CASH FLOW CALCULATIONS
# of Units 198

                                                                        BASE CASE
                                                                       ASSUMPTIONS             1996           1997          1998
                                                               --------------------------   -----------   -----------    --------
NET CASH FLOW CALC
PRELIMINARY 1996 OPER BUDGET - NOI                                                              813,396     846,493      880,353
   GROWTH RATE %                                                                                               4.00%        4.00%
   Adj Replacement Reserves to                                          300                           0           0      (59,400)
   Net Cap X/RR - (Net of Escrow Dep/Withdraw)                          678                    (134,242)   (139,612)           0
   Partnership Expense                                                                          (10,175)    (10,582)     (11,005)
   Debt Service 1st                                                                            (438,292)   (438,292)    (438,292)
   Debt Service 2nd                                                                             (51,096)    (51,096)     (51,096)
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW B/PARTNERSHIP LOAN D/S                                             180,130     206,911      320,559

   Partnership Loan D/S                                                                         (67,530)    (67,530)    (100,871)
   Contribution Advances/Receipts To Cover Partnership Operations              (13,835)          (9,586)     (7,196)      (1,747)
   Contribution Agreement Payments of Prior Period Contribution Receipts                              0           0            0
   Contribution Agreement Receipts of Prior Period Contribution Advances                          6,041         804        8,322
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW B/1ST PRIORITY                                                     109,056     132,989      226,263

ADD'L 3RD PARTY ADVS TO COVER 1ST & 2ND PRIORITY DISTRIBUTION                      183                0           0            0
                                                                                               --------    --------     --------

ANNUAL CASH FLOW B/1ST PRIORITY; A/THIRD PARTY ADVANCES                                         109,056     132,989      226,263
                                                                                               ========    ========     ========

1ST PRIORITY
   90%--  To Hall L.P. (6% Preference)                               90.00%                     (67,090)    (67,090)     (67,090)
    9%--  To Common L.P.                                              9.00%                      (6,709)     (6,709)      (6,709)
    1%--  To Common G.P.                                              1.00%                        (745)       (745)        (745)
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW A/1ST PRIORITY                                                      34,511      58,445      151,719

2ND PRIORITY
   90%--  To Common L.P./MNote Related (Mgt N)                       90.00%                     (21,392)    (21,392)     (21,392)
    9%--  To Common L.P./Other                                        9.00%                      (2,139)     (2,139)      (2,139)
    1%--  To Common G.P.                                              1.00%                        (238)       (238)        (238)
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW A/2ND PRIORITY                                                      10,742      34,676      127,950

3RD PRIORITY
  100%--  To Hall L.P. (Partial Profit Participation)               100.00%                      (2,458)     (2,458)      (2,458)
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW A/3RD PRIORITY                                                       8,285      32,218      125,492

4TH PRIORITY
  100%--  To Common L.P./MN Related (Mgmt N)                        100.00%                        (784)       (784)        (784)
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW A/4TH PRIORITY                                                       7,501      31,434      124,709

5TH PRIORITY
  100%--  Repayment of Advances by Third Parties                    100.00%                        (201)          0            0
                                                                                               --------    --------     --------
            ANNUAL CASH FLOW A/5TH PRIORITY                                                       7,300      31,434      124,709



                                                                                                              @ SALE
                                                                                  1999          2000          12/2000
                                                                                ---------    -----------   ----------
NET CASH FLOW CALC
PRELIMINARY 1996 OPER BUDGET - NOI                                                915,567        952,190    8,425,718
   GROWTH RATE %                                                                     4.00%          4.00%
   Adj Replacement Reserves to                                                    (61,776)       (64,247)
   Net Cap X/RR - (Net of Escrow Dep/Withdraw)                                          0              0
   Partnership Expense                                                            (11,445)       (11,903)    (168,514)
   Debt Service 1st                                                              (438,292)      (438,292)  (5,211,560)
   Debt Service 2nd                                                               (51,096)       (51,096)    (528,948)
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW B/PARTNERSHIP LOAN D/S                               352,957        386,651    2,516,695

   Partnership Loan D/S                                                          (100,871)      (100,871)    (589,068)
   Contribution Advances/Receipts To Cover Partnership Operations                  (1,214)          (665)      34,244
   Contribution Agreement Payments of Prior Period Contribution Receipts                0              0            0
   Contribution Agreement Receipts of Prior Period Contribution Advances            1,502              0      (16,669)
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW B/1ST PRIORITY                                       252,375        285,115    1,945,202

ADD'L 3RD PARTY ADVS TO COVER 1ST & 2ND PRIORITY DISTRIBUTION                           0              0            0
                                                                                 --------       --------   ----------

ANNUAL CASH FLOW B/1ST PRIORITY; A/THIRD PARTY ADVANCES                           252,375        285,115    1,945,202
                                                                                 ========       ========   ==========

1ST PRIORITY
   90%--  To Hall L.P. (6% Preference)                                            (67,090)       (67,090)  (1,118,164)
    9%--  To Common L.P.                                                           (6,709)        (6,709)    (111,816)
    1%--  To Common G.P.                                                             (745)          (745)     (12,424)
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW A/1ST PRIORITY                                       177,830        210,571      702,797

2ND PRIORITY
   90%--  To Common L.P./MNote Related (Mgt N)                                    (21,392)       (21,392)    (356,534)
    9%--  To Common L.P./Other                                                     (2,139)        (2,139)     (36,653)
    1%--  To Common G.P.                                                             (238)          (238)      (3,961)
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW A/2ND PRIORITY                                       154,061        186,802      306,648

3RD PRIORITY
  100%--  To Hall L.P. (Partial Profit Participation)                              (2,458)        (2,458)     (40,964)
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW A/3RD PRIORITY                                       151,604        183,344      265,685

4TH PRIORITY
  100%--  To Common L.P./MN Related (Mgmt N)                                         (784)          (784)     (13,062)
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW A/4TH PRIORITY                                       150,820        183,560      252,623

5TH PRIORITY
  100%--  Repayment of Advances by Third Parties                                        0              0            0
                                                                                 --------       --------   ----------
            ANNUAL CASH FLOW A/5TH PRIORITY                                       150,820        183,560      252,623

6TH PRIORITY
   20%--  To Hall L.P. (Profit Participation)                        20.00%                      (1,460)    (6,287)   (24,942)
      --  To Common L.P. Mgmt Note Related (Profit Participation)                                  (466)    (2,005)    (7,953)
   79%--  To Common L.P.--Other (Profit Participation)               79.00%                      (5,307)   (22,854)   (90,666)
    1%--  To Common G.P. (Profit Participation)                       1.00%                         (67)      (289)    (1,148)
                                                                     80.00%                           0          0          0

SUMMARY
   Summary  --To Hall L.P.                                                                       71,008     75,835     94,489
   Summary  --To Common L.P. Mgmt Note Related                                                   22,641     24,180     30,129
   Summary  --To Common L.P. Other                                                               14,155     31,702     99,515
   Summary  --To Repayment of Advances by Third Parties                                             201          0          0
   Summary  --To Common G.P.                                                                      1,050      1,272      2,131
                                                                                                  -----      -----      -----
                                                                                                      0          0          0
Cash Flow to Common G.P. (Net of NPF Advances/Repayments)                                        15,407     32,974    101,645
NPV of Common G.P.                           ERR                                                    ERR




6TH PRIORITY
   20%--  To Hall L.P. (Profit Participation)                                                (30,164)    (36,712)     (50,525)
      --  To Common L.P. Mgmt Note Related (Profit Participation                              (9,618)    (11,706)     (16,110)
   79%--  To Common L.P.--Other (Profit Participation)                                       109,650)   (133,453)    (183,663)
    1%--  To Common G.P. (Profit Participation)                                               (1,388)     (1,689)      (2,325)
                                                                                                   0           0            0

SUMMARY
   Summary  --To Hall L.P.                                                                    99,712     106,260    1,209,652
   Summary  --To Common L.P. Mgmt Note Related                                                31,794      33,882      385,706
   Summary  --To Common L.P. Other                                                           118,498     142,301      331,133
   Summary  --To Repayment of Advances by Third Parties                                            0           0            0
   Summary  --To Common G.P.                                                                   2,371       2,672       18,710
                                                                                             -------     -------    ---------
                                                                                                   0           0            0
Cash Flow to Common G.P. (Net of NPF Advances/Repayments)                                    120,869     144,974      349,844
NPV of Common G.P.                           ERR

Arrowtree Apartments -- HIMF Value "As Is" Discounted Cash Flow
Dobie Rd., Okemos, Michigan

 ASSUMPTIONS FROM MARKET ANALYSIS                 EXPENSES                 PER SF
 --------------------------------                 --------                 ------
                                                 Management   $ 38,114    $   0.30
Gross Rental Income                 $813,360     Payroll        86,162    $   0.68
No Units                                 114     Taxes          81,346    $   0.64
Other Income                        $ 22,016     Insurance      16,456    $   0.13
Stabilized Occupancy                   93.00%    Utilities      56,048    $   0.44
Total Square Feet                    126,294     M/R & Res     137,199    $   1.09
Expense Growth Rate                     4.00%    Adv. Pro       24,263    $   0.19
Resale Cap Rate                        11.00%    Admin.         22,480    $   0.18
                                                              --------    --------
                                                 TOTAL        $462,068    $   3.65

       TIME PERIOD                   YEAR 1           YEAR 2           YEAR 3           YEAR 4         YEAR 5         YEAR 6
------------------------------    -----------      -----------      -----------      -----------    -----------    -----------
Total Rental Income ..........    $   813,360      $   845,894      $   879,730      $   914,919    $   951,516    $   989,577
% Increase ...................           0.00%            4.00%            4.00%            4.00%          4.00%          4.00%
Other Income .................    $    22,016      $    22,897      $    23,813      $    24,765    $    25,756    $    26,786
% Increase ...................           0.00%            4.00%            4.00%            4.00%          4.00%          4.00%

Gross Potential Income .......    $   835,376      $   868,791      $   903,543      $   939,684    $   977,272    $ 1,016,363

Vacancy Rate .................           5.00%            7.00%            7.00%            7.00%          7.00%          7.00%

Vacancy Loss .................    $   (41,775)     $   (60,815)     $   (63,248)     $   (65,778)   $   (68,409)   $   (71,145)
                                  -----------      -----------      -----------      -----------    -----------    -----------

Effective Gross Income .......    $   793,601      $   807,976      $   840,295      $   873,906    $   908,863    $   945,218

Total Expenses ...............    $  (462,068)     $  (480,551)     $  (499,773)     $  (519,764)   $  (540,554)   $  (562,176)
Per/Sq. Ft ...................    $     (3.66)     $     (3.81)     $     (3.96)     $     (4.12)   $     (4.28)   $     (4.45)
                                  -----------      -----------      -----------      -----------    -----------    -----------

Net Operating Income .........    $   331,533      $   327,425      $   340,522      $   354,142    $   368,309    $   383,042

Less: Deferred Maintenance
   O&M Program Cost ..........    $   (30,000)

Less: 1st Lien ...............    $  (245,371)     $  (245,371)     $  (245,371)     $  (245,371)   $  (245,371)

Reversion-- 11.00% ...........                                                                      $ 3,482,197
Selling Expense @ 3.00% ......                                                                      $  (104,466)
Less: 1st Lien Principal .....                                                                      $(2,524,777)
                                  -----------      -----------      -----------      -----------    -----------
Fund Available for Priorities     $    56,162      $    82,054      $    95,151      $   108,771    $   975,892

Less: 1st Priority
   Capital Call from Investors    $   (56,162)     $   (82,054)     $   (33,659)

Less: 2nd Priority
   HIMF Deferred Interest ....                                      $   (61,493)     $  (108,771)   $  (376,973)

Less: 3rd Priority
   HFGI Advances (P&I) .......                                                                      $  (120,560)

Less: 4th Priority
   Cash Flow to Investors ....                                                                      $  (478,358)

Net Cash Flow ................    $         0      $         0      $         0      $         0    $         0
                                  -----------      -----------      -----------      -----------    -----------

Total HIMF Cash Flow .........    $         0      $         0      $    61,493      $   108,771    $   376,973
                                  ===========      ===========      ===========      ===========    ===========

Discount Rate ................          11.00%           11.50%           12.00%           12.50%         13.00%         13.50%
                                  -----------      -----------      -----------      -----------    -----------    -----------

PW of HIMF Cash Flow .........    $   340,329      $   333,479      $   326,800      $   320,287    $   313,935    $   307,739
   Discounted @ 50% ..........    $   170,165      $   166,740      $   163,400      $   160,143    $   156,967    $   153,870
   Discounted @ 60% ..........    $   136,132      $   133,392      $   130,720      $   128,115    $   125,574    $   123,096

BRAMBLETREE -- HIMF VALUE             "AS IS" DISCOUNTED CASH FLOW
1802 APOLLO RD.
GARLAND, TEXAS
--------------------------------------------------------------------------------

NET RENTABLE AREA                       196,440    OPERATING EXPENSES (YEAR ONE)                                       PER SF
NUMBER OF UNITS                             236
STABILIZED OCCUPANCY                      93.00%   MANAGEMENT                                         $  71,313        $0.36
EXPENSE GROWTH RAT                         4.00%   REAL ESTATE TAXES                                  $ 109,135        $0.56
RESALE CAP RATE                           10.50%   INSURANCE                                          $  26,173        $0.13
                                                   UTILITIES                                          $  95,347        $0.49
                                                   MAINTENANCE/REPAIRS                                $ 227,195        $1.16
                                                   GENERAL/ADMIN                                      $  59,019        $0.30
                                                   PAYROLL                                            $ 130,920        $0.67
                                                                                                      ---------        -----
                                                   TOTAL OPERATING EXPENSES                           $ 719,102        $3.66

                                      YEAR 1           YEAR 2             YEAR 3      YEAR 4            YEAR 5          YEAR 6
---------------------------------  -------------    ------------     ------------   -----------      -------------    -----------
Rental Income....................  $1,442,914        $1,500,631       $1,560,656    $1,623,082       $ 1,688,005      $ 1,755,526
% Increase.......................        0.00%             4.00%            4.00%         4.00%             4.00%            4.00%
Plus:  Other Income..............      24,198            25,166           26,173        27,219            28,308           29,441
% Increase.......................        0.00%             4.00%            4.00%         4.00%             4.00%            4.00%

Gross Potential Income...........  $1,467,112        $1,525,796       $1,586,828    $1,650,301       $ 1,716,314      $ 1,784,966
Less: Vacancy/Collection Loss....    (118,732)         (106,806)        (111,078)     (115,521)         (120,142)        (124,948)
                                   ----------        ----------       ----------    ----------       -----------      -----------
% of Gross Potential Income......        8.09%             7.00%            7.00%         7.00%             7.00%            7.00%

Effective Gross Income...........  $1,348,380        $1,418,991       $1,475,750    $1,534,780       $ 1,596,172      $ 1,660,018

Total Operating Expenses.........  $ (719,102)       $ (747,866)      $ (777,781)   $ (808,892)      $  (841,248)     $  (874,898)
                                   ----------        ----------       ----------    ----------       -----------      -----------
Per/Sq. Ft.......................  $    (3.66)       $    (3.81)      $    (3.96)   $    (4.12)      $     (4.28)     $     (4.45)

Net Operating Income.............  $  629,278        $  671,125       $  697,970    $  725,888       $   754,924      $   785,121

Less: 1st Lien FNMA..............  $ (591,000)
   Cash Flow PMT-1st Lien........  $  (38,278)
Less: New First Lien.............                    $ (398,203)      $ (398,203)   $ (398,203)      $  (398,203)

Cash Flow........................  $        0        $  272,922       $  299,767    $  327,685       $   356,721

Reversion @ 10.50%...............                                                                    $ 7,477,342
Less: Selling Expense @ 3.00%....                                                                    $  (224,320)
Less: New Lien Principal.........                                                                    $(5,290,514)
                                                                                                     ===========
                                                                                                     $ 1,962,508

Cash Flow with Reversion.........  $        0        $  272,922       $  299,767    $  327,685       $ 2,319,229

Less: 1st Priority
   HIMF/HFGI Refinancing Payback
   66.1% HIMF From Cash Flow.....  $        0        $ (180,401)      $ (198,146)   $ (216,600)      $  (169,708)
   33.9% HFGI From Cash Flow.....  $        0        $  (92,520)      $ (101,621)   $ (111,085)      $   (87,036)

Funds Available for 2nd Priority.  $        0        $        0       $        0    $        0       $ 2,062,484
   (Cash Flow & Reversion)

Less: 2nd Priority
   HFGI Pro Rata (16.95%)........  $        0        $        0       $        0    $        0       $  (349,591)
   HMIF Pro Rata (33.05%)........  $        0        $        0       $        0    $        0       $  (681,651)
                                   ----------        ----------       ----------    ----------       -----------
   LP/GP Pro Rata (50%)..........  $        0        $        0       $        0    $        0       $(1,031,242)

HIMF 1st Lien Refinancing Cost...  $  764,854
                                   ----------

Total HIMF Cash Flow.............  $ (764,854)       $  180,401       $  198,146    $  216,600       $   851,359
                                   ==========        ==========       ==========    ==========       ===========

Discount Rate....................       11.00%            11.50%           12.00%        12.50%            13.00%
                                   ----------        ----------       ----------    ----------       -----------
PW of HIMF Cash Flow.............  $  250,164        $  236,234       $  222,683    $  209,499       $   196,672
   Discounted @ 50%..............  $  125,082        $  118,117       $  111,341    $  104,749       $    98,336
   Discounted @ 60%..............  $  100,065        $   94,493       $   89,073    $   83,800       $    78,669


       CXA\03032\0068DOCS\VAL-RPT.CHT

PHOENIX SQUARE -- HIMF VALUE                        "AS IS" DISCOUNTED CASH FLOW
7000 PHOENIX AVE., NE
ALBUQUERQUE, NEW MEXICO
NET RENTABLE AREA                    116,345        OPERATING EXPENSES (YEAR ONE)                                  PER SF
NUMBER OF UNITS                          122
FIRST YEAR OCCUPANCY                   95.00%       MANAGEMENT                                     $ 39,138        $0.34
EXPENSE GROWTH RATE                     4.00%       AD/PROMOTION                                   $ 24,850        $0.21
RESALE CAP RATE                        11.00%       REAL ESTATE TAXES                              $ 50,268        $0.43
                                                    INSURANCE                                      $ 15,572        $0.13
                                                    UTILITIES                                      $ 32,697        $0.28
                                                    MAINTENANCE/REPAIRS                            $116,463        $1.00
                                                    GENERAL/ADMIN.                                 $ 28,313        $0.24
                                                    PAYROLL                                        $ 78,709        $0.68
                                                                                                   --------        -----
                                                    TOTAL OPERATING EXPENSES                       $386,010        $3.32

                                       YEAR 1         YEAR 2         YEAR 3           YEAR 4         YEAR 5        YEAR 6
---------------------------------    ----------     ----------    ------------     ------------   ------------   -----------
Rental Income....................    $ 921,670      $ 958,537      $  996,878      $ 1,036,753    $ 1,078,224    $ 1,121,352
% Increase.......................         0.00%          4.00%           4.00%            4.00%          4.00%          4.00%
Plus:  Other Income..............       30,947         32,185          33,472           34,811         36,204         37,652
% Increase.......................         0.00%          4.00%           4.00%            4.00%          4.00%          4.00%

Gross Potential Income...........    $ 952,617      $ 990,722      $1,030,351      $ 1,071,565    $ 1,114,427    $ 1,159,004
Less: Vacancy/Collection Loss....      (69,107)       (49,536)        (51,518)         (53,578)       (55,721)       (57,950)
% of Gross Potential Income......         7.25%          5.00%           5.00%            5.00%          5.00%          5.00%
                                     ---------      ---------      ----------      -----------    -----------    -----------

Effective Gross Income...........    $ 883,510      $ 941,186      $  978,833      $ 1,017,986    $ 1,058,706    $ 1,101,054

Less Operating Expenses..........    $(386,010)     $(401,450)     $ (417,508)     $  (434,209)   $  (451,577)   $  (469,640)
Per Square Foot..................    $   (3.32)     $   (3.45)     $    (3.59)     $     (3.73)   $     (3.88)   $     (4.04)

Net Operating Incom..............    $ 497,500      $ 539,735      $  561,325      $   583,778    $   607,129    $   631,414

Less: 1st Lien-- ATENA...........    $(373,337)     $(373,337)     $ (373,337)     $  (373,337)   $  (373,337)

Reversion @ 11.00%...............                                                                 $ 5,740,126
Less: Selling Expense @ 3.00%....                                                                 $  (172,204)
Less: 1st Lien Balance...........                                                                 $(3,996,571)
Net Reversion....................                                                                 $ 1,571,351
                                                                                                  ===========

Cash Flow with Reversion.........    $ 124,163      $ 166,398      $  187,988      $   210,441    $ 1,805,143

Less: 1st Priority
   HFGI Post Petition Loan.......    $    (462)

Less: 2nd Priority
   LP Capital & Preferred........    $(123,701)     $(166,398)     $  (59,592)

Less: 3rd Priority
   HFGI Prorata (16.7%)..........                                  $  (21,382)     $   (35,073)   $  (300,856)
   HIMF Prorata (33.3%)..........                                  $  (42,765)     $   (70,147)   $  (601,714)
                                                                   ----------      -----------    -----------
   LP/GP Prorata (50%)...........                                  $  (64,148)     $  (105,221)   $  (902,573)

Net Cash Flow ...................    $       0      $       0      $        0      $         0    $         0

Total HIMF Cash Flow.............    $       0      $       0      $   42,765      $    70,147    $   601,714
                                     =========      =========      ==========      ===========    ===========

Discount Rate....................        11.00%         11.50%          12.00%           12.50%         13.00%         14.00%
                                     ---------      ---------      ----------      -----------    -----------    -----------
PW of HIMF Cash Flow.............    $ 434,565      $ 425,388      $  416,448      $   407,736    $   399,247    $   382,909
   Discounted @ 50%..............    $ 217,283      $ 212,694      $  208,224      $   203,868    $   199,623    $   191,455
   Discounted @ 60%..............    $ 173,826      $ 170,155      $  166,579      $   163,094    $   159,699    $   153,164

CANDLEWICK -- HIMF VALUE                          "AS IS" DISCOUNTED CASH FLOW
3011 JANE PLACE,  NE
ALBUQUERQUE, NEW MEXICO
NET RENTABLE AREA                  128,830        OPERATING EXPENSES (YEAR ONE)                                PER SF
NUMBER OF UNITS                        184
FIRST YEAR OCCUPANCY                 95.00%       MANAGEMENT                                   $ 48,675         $0.38
EXPENSE GROWTH RATE                   4.00%       AD/PROMOTION                                 $ 31,823         $0.25
RESALE CAP RATE                      11.00%       REAL ESTATE TAXES                            $ 64,783         $0.50
                                                  INSURANCE                                    $ 18,809         $0.15
                                                  UTILITIES                                    $ 34,937         $0.27
                                                  MAINTENANCE/REPAIRS                          $115,940         $0.90
                                                  GENERAL/ADMIN.                               $ 29,048         $0.23
                                                  PAYROLL                                      $105,551         $0.82
                                                                                               --------         -----
                                                  TOTAL OPERATING EXPENSES                     $449,566         $3.49

                                     YEAR 1          YEAR 2         YEAR 3         YEAR 4        YEAR 5         YEAR 6
--------------------------------   -----------     ----------     -----------   -----------   ------------   -----------
Rental Income....................  $1,126,305      $1,171,357     $1,218,211    $ 1,266,940   $ 1,317,618    $1,370,322
% Increase.......................        0.00%           4.00%          4.00%          4.00%         4.00%         4.00%
Plus:  Other Income..............      36,860          38,334         39,868         41,462        43,121        44,846
% Increase.......................        0.00%           4.00%          4.00%          4.00%         4.00%         4.00%

Gross Potential Income...........  $1,163,165      $1,209,692     $1,258,079    $ 1,308,402   $ 1,360,739    $1,415,168
Less: Vacancy/Collection Loss....     (44,838)        (60,485)       (62,904)       (65,420)      (68,037)      (70,758)
% of Gross Potential Income......        3.85%           5.00%          5.00%          5.00%         5.00%         5.00%
                                   ----------      ----------     ----------    -----------   -----------    ----------

Effective Gross Income...........  $1,118,327      $1,149,207     $1,195,175    $ 1,242,982   $ 1,292,702    $1,344,410

Less Operating Expenses..........  $ (449,566)     $ (467,549)    $ (486,251)   $  (505,701)  $  (525,929)   $ (546,966)
Per Square Foot..................  $    (3.49)     $    (3.63)    $    (3.77)   $     (3.93)  $     (4.08)   $    (4.25)

Net Operating Income.............  $  668,761      $  681,658     $  708,925    $   737,282   $   766,773    $  797,444

Less: Deferred Maintenance.......  $  (75,000)     $  (50,000)

Less: 1st Lien - Atena...........  $ (479,988)     $ (479,988)    $ (479,988)   $  (479,988)  $  (479,988)

Reversion @ 11.50%...............                                                             $ 6,934,295
Less: Selling Expense @ 3.00%....                                                             $  (208,029)
Less: 1st Lien Balance...........                                                             $(4,388,366)
Net Reversion....................                                                             $ 2,337,900
                                                                                              ===========

Cash Flow & Reversion............  $  113,773      $  151,670     $  228,937    $   257,294   $ 2,624,685

Less: 1st Priority
   HFGI Post Petition Loan.......  $ (113,773)     $ (151,670)    $ (187,436)
   Lawsuit (4145398+$307482)

Less: 2nd Priority
   HIMF Prorata (50%)............                                 $  (20,750)   $  (128,647)  $(1,312,342)
   LP/GP Prorata (50%) ..........                                 $  (20,750)   $  (128,647)  $(1,312,342)

Net Cash Flow ...................  $        0      $        0     $        0    $         0   $         0

Total HIMF Cash Flow............   $        0      $        0     $   20,750    $   128,647   $ 1,312,342
                                   ==========      ==========     ==========    ===========   ===========

Discount Rate...................        11.00%          11.50%         12.00%         12.50%        13.00%         14.00%
                                   ----------      ----------     ----------    -----------   -----------    -----------
Maket Value Range...............   $  878,727      $  859,708     $  841,185    $   823,144   $   805,569    $   771,765
   Discounted @ 50%.............   $  439,364      $  429,854     $  420,593    $   411,572   $   402,785    $   385,882
   Discounted @ 60%.............   $  351,491      $  343,883     $  336,474    $   329,258   $   322,228    $   308,706

THE LAKES (LANETREE) -- HIMF VALUE                    "AS IS" DISCOUNTED CASH FLOW
4800 SAN MATEO LANE, NE
ALBUQUERQUE, NEW MEXICO
NET RENTABLE AREA                       232,462        OPERATING EXPENSES (YEAR ONE)                                PER SF
NUMBER OF UNITS                             298
FIRST YEAR OCCUPANCY                      95.00%       MANAGEMENT                                    $ 84,488       $0.36
EXPENSE GROWTH RATE                        4.00%       AD/PROMOTION                                  $ 47,244       $0.20
RESALE CAP RATE                           11.50%       REAL ESTATE TAXES                             $ 80,658       $0.35
                                                       INSURANCE                                     $ 44,519       $0.19
                                                       UTILITIES                                     $ 81,362       $0.35
                                                       MAINTENANCE/REPAIRS                           $218,736       $0.94
                                                       GENERAL/ADMIN.                                $ 30,431       $0.13
                                                       PAYROLL                                       $118,380       $0.81
                                                                                                     --------       -----
                                                       TOTAL OPERATING EXPENSES                      $774,818       $3.33


                                        YEAR 1           YEAR 2          YEAR 3         YEAR 4        YEAR 5        YEAR 6
------------------------------------- ----------      ------------    ------------    ----------   ------------   ----------
Rental Income........................ $2,068,778      $2,151,529      $2,237,590      $2,327,094   $ 2,420,178    $2,516,985
% Increase...........................       0.00%           4.00%           4.00%           4.00%         4.00%         4.00%
Plus:  Other Income..................    127,781         132,892         138,208         143,736       149,486       155,465
% Increase...........................       0.00%           4.00%           4.00%           4.00%         4.00%         4.00%

Gross Potential Income............... $2,196,559      $2,284,421      $2,375,798      $2,470,830   $ 2,569,663    $2,672,450
Less: Vacancy/Collection Loss........   (214,210)       (114,221)       (118,790)       (123,542)     (128,483)     (133,622)
% of Gross Potential Income..........       9.75%           5.00%           5.00%           5.00%         5.00%         5.00%
                                      ----------      ----------      ----------      ----------   -----------    ----------

Effective Gross Income............... $1,982,349      $2,170,200      $2,257,008      $2,347,289   $ 2,441,180    $2,538,827

Total Operating Expenses............. $ (774,818)     $ (805,811)     $ (838,043)     $ (871,565)  $  (906,427)   $ (942,685)
Per Square Foot...................... $    (3.33)     $    (3.47)     $    (3.61)     $    (3.75)  $     (3.90)   $    (4.06)
                                      ----------      ----------      ----------      ----------   -----------    ----------

Net Operating Incom.................. $1,207,531      $1,364,390      $1,418,985      $1,475,724   $ 1,534,753    $1,596,143

Less: 1st Lien ...................... $ (757,584)     $ (757,584)     $ (757,584)     $ (757,584)  $  (757,584)
Less: 2nd Lien....................... $  (89,419)     $  (89,419)     $  (89,419)     $  (89,419)  $   (89,419)
Less: 3rd Lien (PW Mtg.)............. $ (117,483)     $ (117,483)     $ (172,685)     $ (167,082)  $  (161,480)

Reversion @ 11.50%...................                                                              $13,879,503
Less: Selling Expense @ 3.00%........                                                              $  (416,385)
Less: 1st Lien Principal ............                                                              $(9,051,184)
Less: 2nd Lien Principal.............                                                              $  (925,659)
Less: 3rd Line Pirncipal (PW Mgt)....                                                              $(1,042,170)
                                                                                                   -----------
Net Reversion to Senior Equity.......                                                              $ 2,444,105
                                                                                                   ===========

Cash Flow (net of Reversion)......... $  243,045      $  399,904      $  399,277      $  461,639   $   526,270

Hall-Lanetree Pre/Cf Payments
   6% Preference of $3279878......... $  243,045      $  196,793      $  196,793      $  196,793   $   196,793
   20% of Cash Flow.................. $        0      $   40,622      $   40,497      $   52,969   $    65,895
   Reversion-- Senior Equity.........                                                              $ 2,444,105

Funds Available to Priorities........ $  243,045      $  237,415      $  237,290      $  249,762   $ 2,706,793
   (Hall-Lanetree CF & Rev)

Less: 2nd Priority................... $        0

Less: 3rd Priority
   HFGI Pro Rata (10.8%)............. $  (28,735)     $  (26,116)     $  (26,102)     $  (27,474)  $  (200,204)
   HMIF Pro Rata (39.2%)............. $  (94,788)     $  (92,592)     $  (92,543)     $  (97,407)  $  (709,814)
   LP/GP Pro Rata (50%).............. $ (121,523)     $ (118,708)     $ (118,645)     $ (124,881)  $  (910,019)

Less: 4th Prioroity
   HFGI Post/Pre Petition Debt.......                                                              $  (193,662)

Cash Flow ........................... $       (0)     $       (0)     $       (0)     $       (0)  $   693,094

Total HIMF Cash Flow................. $   94,788      $   92,592      $   92,543      $   97,407   $   709,814
                                      ==========      ==========      ==========      ==========   ===========

Discount Rate........................      11.00%          11.50%          12.00%          12.50%        13.00%        14.00%
                                      ----------      ----------      ----------      ----------   -----------    ----------
PW of HIMF Cash Flow................. $  713,616      $  701,151      $  688,988      $  677,118   $   665,533    $  643,186
   Discounted @ 50%.................. $  356,808      $  350,575      $  344,494      $  338,559   $   332,767    $  321,593
   Discounted @ 60%.................. $  285,446      $  280,460      $  275,595      $  270,847   $   266,213    $  257,274

Los Altos Tower (Twintree) -- HIMF Value"As Is" Discounted Cash Flow
9125 Copper Ave., NE
Albuquerque, New Mexico
Net Rentable Area...........................  170,635      Operating Expenses (Year One)   Per SF
Number of Units.............................      185      Management                    $ 51,708         $  0.30
Stabilized Occupancy........................    95.00%     Ad/Promotion                  $ 20,893         $  0.12
Expense Growth Rate.........................     4.00%     Real Estate Taxes             $ 69,395         $  0.41
Resale Cap Rate.............................    11.00%     Insurance                     $ 24,619         $  0.14
                                                           Utilities                     $ 51,191         $  0.30
                                                           Maintenance/Repairs           $148,706         $  0.87
                                                           General/Admin.                $ 32,529         $  0.19
                                                           Payroll                       $111,920         $  0.66
                                                                                         --------         -------
                                                           Total Operating Expenses      $510,961         $  2.99

                                               YEAR 1        YEAR 2         YEAR 3        YEAR 4          YEAR 5       YEAR 6
-------------------------------              ----------    ----------     ----------    -----------    -----------   ----------
Rental Income............................... $1,324,439    $1,377,417     $1,432,513    $1,489,814     $ 1,549,406   $1,611,383
               % Increase...................       0.00%         4.00%          4.00%         4.00%           4.00%        4.00%
Plus: Other Income.......................... $   70,985    $   73,824     $   76,777    $   79,848     $    83,042   $   86,634
               % Increase...................       0.00%         4.00%          4.00%         4.00%           4.00%        4.00%

Gross Potential Income...................... $1,395,424    $1,451,241     $1,509,291    $1,569,662     $ 1,632,449   $1,697,747
Less: Vacancy/Collection Loss...............   (195,277)      (72,562)       (75,465)      (78,483)        (81,622)     (84,887)
               % of Gross Potential Income..      13.99%         5.00%          5.00%         5.00%           5.00%        5.00%

Effective Gross Income...................... $1,200,147    $1,378,679     $1,433,826    $1,491,179     $ 1,550,826   $1,612,859

Total Operating Expenses.................... $ (510,961)   $ (531,399)    $ (552,665)   $ (574,762)    $  (597,752)  $ (621,662)
               Per/Sq. Ft................... $    (2.99)   $    (3.11)    $    (3.24)   $    (3.37)    $     (3.50)  $    (3.64)
                                             ----------    ----------     ----------    ----------     -----------   ----------

Net Operating Income........................ $  689,186    $  847,279     $  881,171    $  916,417     $   953,074   $  991,197

Less: 1st Lien.............................. $ (489,865)   $ (489,865)    $ (489,865)   $ (489,865)    $  (489,865)  $ (489,865)
Less: 2nd Lien.............................. $  (57,975)   $  (57,975)    $  (57,975)   $  (57,975)    $   (57,975)  $  (57,975)
Less: 3rd Lien (PW Mtg)..................... $  (75,855)   $  (75,855)    $ (111,498)   $ (107,880)    $  (104,263)  $ (113,307)

Reversion-- 11.00%..........................                                                           $ 9,010,883
Less Selling Expense @ 3.00%................                                                           $  (270,326)
Less: 1st Lien Principal....................                                                           $(5,852,629)
Less: 2nd Lien Principal....................                                                           $  (600,152)
Less: 3rd Lien Principal (PW Mtg)...........                                                           $  (672,895)
                                                                                                       -----------
Net Reversion to Senior Equity..............                                                           $ 1,614,881

Cash Flow (Net of Reversion................. $   65,491    $  223,584     $  221,833    $  260,697     $   300,971

Hall-Twintree Pre/CF Payments
6% Preference @ $1403626.................... $   65,491    $   84,218     $   84,218    $   84,218     $    84,218
20% of Cash Flows........................... $        0    $   27,873     $   27,523    $   35,296     $    43,351
Reversion 6% to 20% Pre/CF..................                                                           $ 1,614,881

Funds Available to Priorities............... $   65,491    $  112,091     $  111,741    $  119,514     $ 1,742,449
(Hall-Twintree CF & Rev)

Less: 2nd Priority-Cap & Pref............... $  (65,491)   $ (104,810)

Less: 3rd Priority-Post Petition Debt
               Debt & Def Com 2% ........... $  185,734    $   (7,281)    $ (111,741)   $ (119,514)    $  (139,729)

Less: 4th Priority
               HFGI Post/Pre Pet. Debt (10%) $        0    $        0     $        0    $        0     $  (160,272)
               HMIF Debt Pro Rata (40%)..... $        0    $        0     $        0    $        0     $  (641,088)
               LP/GP Pro Rata (50%)......... $        0    $        0     $        0    $        0     $  (801,360)

Cash Flow      ............................. $        0    $        0     $        0    $        0     $         0


Total HIMF Cash Flow........................ $        0    $        0     $        0    $        0     $  (641,088)
                                             ==========    ==========     ==========    ==========     ===========

Discount Rate...............................      11.00%        11.50%         12.00%        12.50%          13.00%       14.00%
                                             ----------    ----------     ----------    ----------     -----------   ----------
PW of HIMF Cash Flow........................ $  380,455    $  372,000     $  363,771    $  355,758     $   347,957   $  332,961

               Discounted @ 50%............. $  190,227    $  186,000     $  181,885    $  177,879     $   173,978   $  166,481

               Discounted @ 60%............. $  152,182    $  148,800     $  145,508    $  142,303     $   139,183   $  133,184

The Villas (Coachtree)-- HIMF Value......... "As Is" Discounted Cash Flow
1111 Cardenas Dr., SE
Albuquerque, New Mexico
Net Rentable Area...........................   161,712      Operating Expenses (Year One)     Per SF
Number of Units.............................       195      Management                     $  52,904      $  0.33
Stabilized Occupancy........................     95.00%     Ad/Promotion                   $  18,144      $  0.11
Expense Growth Rate.........................      4.00%     Real Estate Taxes              $  72,951      $  0.45
Resale Cap Rate.............................     11.50%     Insurance                      $  24,152      $  0.15
                                                            Utilities                      $  51,748      $  0.32
                                                            Maintenance/Repairs            $ 164,274      $  1.02
                                                            General/Admin.                 $  21,253      $  0.13
                                                            Payroll                        $ 109,516      $  0.68
                                                                                           ---------      -------
                                                            Total Operating Expenses       $ 514,942      $  3.18


                                               YEAR 1        YEAR 2        YEAR 3           YEAR 4         YEAR 5        YEAR 6
-------------------------------------------- -----------   ----------    ----------      -----------    ------------   ----------
Rental Income............................... $1,266,608    $1,317,272    $1,369,963      $1,424,762     $ 1,481,752    $1,541,022
               % Increase...................       0.00%         4.00%         4.00%           4.00%           4.00%         4.00%
Plus: Other Income.......................... $   70,498    $   73,318    $   76,251      $   79,301     $    82,473    $   85,772
               % Increase...................       0.00%         4.00%         4.00%           4.00%           4.00%         4.00%

Gross Potential Income...................... $1,337,106    $1,390,590    $1,446,214      $1,504,062     $ 1,564,225    $1,626,794
Less: Vacancy/Collection Loss...............   (132,571)      (69,530)      (72,311)        (75,203)        (78,211)      (81,340)
               % of Gross Potential Income..       9.91%         5.00%         5.00%           5.00%           5.00%         5.00%
                                             ----------    ----------    ----------      ----------     -----------    ----------

Effective Gross Income...................... $1,204,535    $1,321,061    $1,373,903      $1,428,859     $ 1,486,014    $1,545,454

Total Operating Expenses.................... $ (514,942)   $ (535,540)   $ (556,961)     $ (579,240)    $  (602,409)   $ (626,506)
               Per/Sq. Ft................... $    (3.18)   $    (3.31)   $    (3.44)     $    (3.58)    $     (3.73)   $    (3.87)
                                             ----------    ----------    ----------      ----------     -----------    ----------

Net Operating Income........................ $  689,593    $  785,521    $  816,942      $  849,620     $   883,604    $  918,949

Less: 1st Lien.............................. $ (436,208)   $ (436,208)   $ (436,208)     $ (436,208)    $  (436,208)
Less: 2nd Lien.............................. $  (51,096)   $  (51,096)   $  (51,096)     $  (51,096)    $   (51,096)
Less: 3rd Lien (PW Mtg)..................... $  (67,530)   $  (67,530)   $  (99,261)     $  (96,039)    $   (92,818)

Reversion-- 11.50%..........................                                                            $ 7,990,857
Less Selling Expense @ 3.00%................                                                            $  (239,726)
Less: 1st Lien Principal....................                                                            $(5,211,560)
Less: 2nd Lien Principal....................                                                            $  (528,948)
Less: 3rd Lien Principal (PW Mtg)...........                                                            $  (599,042)
                                                                                                        -----------
Net Reversion to Senior Equity..............                                                            $ 1,411,581

Cash Flow (Net of Reversion................. $  134,759    $  230,687    $  266,377      $  266,277     $   303,482

Hall-Coachtree Pre/CF Payments
6% Preference @ $1118164.................... $   67,090    $   67,090    $   67,090      $   67,090     $    67,090
20% of Cash Flows........................... $   13,534    $   32,719    $   32,657      $   39,837     $    47,278
Reversion - Senior Equity...................                                                            $ 1,411,581

Funds Available to Priorities............... $   80,624    $   99,809    $   99,747      $  106,927     $ 1,525,949
(Hall-Coachtree CF & Rev)

Less: 2nd Priority-LP/GP
               Capital & Pref............... $  (38,320)

Less: 3rd Priority-HFG
               Post Petition................ $  (42,304)   $  (99,809)   $  (44,821)

Less: 4th Priority-HFG
               Def Comm @3%.................                             $  (54,927)     $ (106,927)    $   (87,679)

Less: 5th Priority-HFG Post
               Petition Debt-Def Accrued Int                                                            $  (118,481)

Less: 6th Priority-HFG Post
               HFGI Pre-P Debt Pro Rata (5%) $        0    $        0    $        0      $        0     $   (65,989)
               HMIF Debt Pro Rata (45%)..... $        0    $        0    $        0      $        0     $  (593,905)
               LP/GP Pro Rata (50%)......... $        0    $        0    $        0      $        0     $  (659,895)

Cash Flow      ............................. $        0    $        0    $        0      $        0     $         0

Total HIMF Cash Flow........................ $        0    $        0    $        0      $        0     $   593,905
                                             ==========    ==========    ==========      ==========     ===========

Discount Rate...............................      11.00%        11.50%        12.00%          12.50%          13.00%        14.00%
                                             ----------    ----------    ----------      ----------     -----------    ----------
PW of HIMF Cash Flow........................ $  352,454    $  344,622    $  336,998      $  329,575     $   322,348    $  308,456

               Discounted @ 50%............. $  176,227    $  172,311    $  168,499      $  164,788     $   161,174    $  154,228

               Discounted @ 60%............. $  140,982    $  137,849    $  134,799      $  131,830     $   128,939    $  123,382